                                                                   EXHIBIT 10(d)


                                    UST CORP.


                              EMPLOYEE SAVINGS PLAN






                         (AMENDED AND RESTATED EFFECTIVE
                               AS OF JULY 1, 1996)














May 28, 1997

                                    UST CORP.

                              EMPLOYEE SAVINGS PLAN


                                TABLE OF CONTENTS

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                                                                                                            PAGE
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      PREAMBLE             ..............................................................................     (i)

      ARTICLE 1            DEFINITIONS...................................................................       1

      ARTICLE 2            SERVICE  .....................................................................      14
                           2.1      Service..............................................................      14
                           2.2      Year of Service......................................................      14
                           2.3      One-Year Break in Service............................................      14

      ARTICLE 3            PARTICIPATION ................................................................      16
                           3.1      Eligibility to Participate...........................................      16
                           3.2      Elections Required...................................................      17
                           3.3      Reemployed Employee..................................................      18

      ARTICLE 4            PARTICIPANT CONTRIBUTIONS.....................................................      19
                           4.1      Participant Contributions............................................      19
                           4.2      Increase or Decrease in Rate of Contributions........................      20
                           4.3      Suspension and Resumption of Contributions...........................      20
                           4.4      Rollover Contributions...............................................      21
                           4.5      Maximum Amount of Salary Deferral and Cash
                                    Option Deferral......................................................      22
                           4.6      Participant Contributions for Returning Veterans.....................      23

      ARTICLE 5            EMPLOYER CONTRIBUTIONS .......................................................      25
                           5.1      Employer Profit Sharing Contribution.................................      25
                           5.2      Employer Matching Contributions......................................      27
                           5.3      Form and Timing of Employer Contributions............................      28
                           5.4      Employer Contributions for Returning Veterans........................      28

                                TABLE OF CONTENTS
                                   (continued)

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      ARTICLE 6            INVESTMENT PROVISIONS AND PARTICIPANT ACCOUNTS................................      29
                           6.1      Investment Funds.....................................................      29
                           6.2      Investment Election..................................................      30
                           6.3      Change in Investment Election........................................      30
                           6.4      Responsibility of Participant in Selecting
                                    Investment Funds.....................................................      31
                           6.5      Establishment of Participant Accounts................................      31
                           6.6      Fair Market Value of Trust Assets....................................      32
                           6.7      Allocation of Trust Assets...........................................      32
                           6.8      Correction of Error..................................................      32
                           6.9      Allocation Shall Not Vest Title......................................      33

      ARTICLE 7            BENEFITS .....................................................................      34
                           7.1      Nature of Benefits ..................................................      34
                           7.2      Medium and Method of Distribution ...................................      34
                           7.3      Timing of Distribution ..............................................      34
                           7.4      Vesting .............................................................      35
                           7.5      Forfeitures..........................................................      35
                           7.6      Permanent and Total Disability ......................................      38
                           7.7      Distribution on Death ...............................................      39
                           7.8      Distribution to Alternate Payees ....................................      40
                           7.9      Investment of Deferred Distributions ................................      41
                           7.10     Designation of Beneficiary ..........................................      41
                           7.11     Advice of Benefits ..................................................      42
                           7.12     Incapacity ..........................................................      42
                           7.13     Proof of Claim ......................................................      42
                           7.14     Direct Rollover Distributions........................................      42
                           7.15     General Distribution Requirements....................................      43

      ARTICLE 8            LOANS    .....................................................................      45
                           8.1      Loan Availability ...................................................      45
                           8.2      Loan Conditions .....................................................      46
                           8.3      Loan Fund............................................................      47
                           8.4      Loans to Parties-In-Interest ........................................      48
                           8.5      In Service Withdrawals After Age 59-1/2..............................      48

                                TABLE OF CONTENTS
                                   (continued)

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      ARTICLE 9            THE BENEFITS COMMITTEE........................................................      49
                           9.1      Establishment and Composition .......................................      49
                           9.2      Meetings ............................................................      49
                           9.3      Powers and Duties ...................................................      49
                           9.4      Instructions ........................................................      50
                           9.5      Administration ......................................................      50
                           9.6      Compensation of Benefits Committee ..................................      50
                           9.7      Prudence ............................................................      50
                           9.8      Claims Procedure ....................................................      50
                           9.9      Insurance ...........................................................      51

      ARTICLE 10           TRUSTEE  .....................................................................      52
                           10.1     Investment Responsibility ...........................................      52
                           10.2     Custody .............................................................      53
                           10.3     Distributions .......................................................      53
                           10.4     Allocation of Responsibilities Among Trustees
                                    Regarding Plan Assets ...............................................      53
                           10.5     Fiduciary Status ....................................................      53
                           10.6     Plan and Trust Expenses .............................................      53
                           10.7     Resignation .........................................................      54
                           10.8     Trustee's Miscellaneous Powers ......................................      54
                           10.9     Trustee's Accounts ..................................................      55
                           10.10    Indemnification of Trustee ..........................................      55

      ARTICLE 11           TOP HEAVY PROVISIONS .........................................................      56
                           11.1     Top Heavy Definitions ...............................................      56
                           11.2     Determination of Top Heavy Status ...................................      58
                           11.3     Procedures in the Event of Top Heavy Status .........................      59

                               TABLE OF CONTENTS
                                  (continued)

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      ARTICLE 12           MISCELLANEOUS PROVISIONS .....................................................      62
                           12.1     Spendthrift Provisions ..............................................      62
                           12.2     Bonding..............................................................      62
                           12.3     No Contractual Obligations ..........................................      63
                           12.4     Limitations on Contributions.........................................      63
                           12.5     Nondiscrimination Limitations on Participant
                                    Contributions and Employer Matching Contributions....................      67
                           12.6     Leased Employees.....................................................      75
                           12.7     Exclusive Benefit of Participants....................................      76
                           12.8     Return of Contributions..............................................      76

      ARTICLE 13           AMENDMENT AND TERMINATION ....................................................      77
                           13.1     Amendment ...........................................................      77
                           13.2     Merger, Consolidation or Transfer of Assets .........................      77
                           13.3     Termination .........................................................      77
                           13.4     Consequences of Termination .........................................      78

                                    PREAMBLE


      WHEREAS, UST Corp. (the "Sponsoring Employer") established the UST Corp. Profit Sharing Plan & Trust (the "Plan") effective as of January 26, 1967, amended from time to time thereafter and restated effective as of January 1, 1994 to comply with voluntary and statutory changes; and

      WHEREAS, the principal purposes of the Plan are to (a) set aside a portion of the profits of the Sponsoring Employer and other participating Employers from time to time for the distribution to, and the benefit of, Eligible Employees, and (b) to facilitate systematic savings by Eligible Employees with funds for their retirement or possible earlier needs; and, therefore, this Plan was established as a profit sharing plan pursuant to Section 401(a) of the Internal Revenue Code with a cash or deferred arrangement pursuant to Internal Revenue Code Section 401(k); and

      WHEREAS, the Sponsoring Employer also established this Plan for the exclusive benefit of its, and for the participating Employers', Eligible Employees and their Beneficiaries and, except as permitted by law, neither the principal nor the income of the Plan are to be paid to or reinvested in the Sponsoring Employer or any other Employer or be used for any purpose other than the exclusive benefit of their Eligible Employees and their Beneficiaries by providing benefits as set forth herein, and by defraying reasonable expenses of administering the Plan; and

      WHEREAS, the Sponsoring Employer desires to amend certain provisions of the Plan and incorporate prior amendments; and

      NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended and restated as hereinafter set forth, effective July 1, 1996 unless specifically stated otherwise. It is the intention of the Sponsoring Employer that the Plan as herein amended and restated shall continue to be recognized as a qualified profit sharing plan and trust under Sections 401(a) and 501(a) of the Internal Revenue Code. It is further intended that the amended cash or deferral arrangement forming part of the Plan shall continue to qualify under
Section 401(k) of the Internal Revenue Code. The provisions of the Plan as set forth in this document shall apply only to an Eligible Employee who terminates employment with the Sponsoring Employer or a participating Employer on or after the effective date of a provision as set forth herein. The rights and benefits, if any, of an Employee who terminated employment prior to the effective date of a provision as set forth herein shall be determined in accordance with the provisions of the Plan as in effect on the date his employment terminated.








                                                                             (i)

                                    ARTICLE 1

                                   DEFINITIONS


1.1     "AFFILIATED EMPLOYER" means any of the following:

        (a) Any corporation which is a member of a controlled group of corporations which includes an Employer, determined under the provisions of Section 414(b) of the Code;

        (b) Any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with an Employer;

        (c) Any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer; and

        (d) Any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

        A corporation, trade or business, or member of an affiliated service group shall be treated as an Affiliated Employer only while it is a member of the controlled group.

1.2 "ADVANCE CONTRIBUTION ACCOUNT" means the account which may be established under the Plan in accordance with Section 5.1(g).

1.3 "ALTERNATE PAYEE" means any Spouse, child, or other dependent of a Participant recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the Participant's nonforfeitable benefits under the Plan.

1.4 "BEFORE-TAX CONTRIBUTION" means a contribution to the Trust Fund which is made on behalf of a Participant pursuant to a Salary Deferral Agreement and which is not included in the Participant's gross income for Federal income tax purposes for the year in which such contribution was made.

1.5 "BENEFICIARY" means any one or more members of the Participant's family or any other person or persons, executor, or administrator, or any trust, foundation, or other entity

                                                                             (1)
        designated by a Participant or by the terms of the Plan as provided in
        Section 7.10, who is or who may become entitled to receive benefits from the Plan. Any person who is an Alternate Payee shall be considered a Beneficiary for purposes of the Plan.

1.6 "BENEFIT COMMENCEMENT DATE" means the first Valuation Date following the date on which all events have occurred which entitles the Participant, or Beneficiary, to a Plan distribution in accordance with the applicable provisions of the Plan.

1.7     "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of UST
        Corp.

1.8 "CASH OPTION" means a Participant's annual option to receive the Cash Option Share of the Employer Profit Sharing Contribution for a Plan Year as an immediate cash payment, instead of deferring payment thereof, as further described in Section 5.1(b).

1.9 "CASH OPTION DEFERRAL" means such amount of the Cash Option Share of the Employer Profit Sharing Contribution in any Plan Year for which a Participant has not elected to receive as an immediate cash payment.

1.10 "CHANGE DATE" means the last day of each March, June, September, and December.

1.11 "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any comparable provision of future law that amends, supplements, or supersedes such provision.

1.12 "COMMITTEE" or "BENEFITS COMMITTEE" means the committee appointed by the Board as set forth in Article 9.

1.13 "COMPENSATION" means, in the case of each Employee, all earned income paid for services rendered by an Employee for an Employer as reported on Federal Income Tax Form W-2, but excluding bonuses, incentive payments, overtime pay, director's fees, retainers and travel allowances and any income imputed as a result of group life insurance, any Employer Contribution under this Plan or any other qualified plan of an Employer, moving expenses, tuition reimbursement, and any other forms of extraordinary earnings or the value thereof.

        In the event an Employee has entered into a salary deferral agreement under Section 401(k) of the Code or a salary reduction agreement pursuant to a cafeteria plan established under

                                                                             (2)

        Section 125 of the Code, Compensation shall be determined as if such agreements did not exist.

        In no event shall a Participant's Compensation taken into account under the Plan for any Plan Year commencing on or after January 1, 1989 exceed $200,000 ($150,000 for Plan Years beginning on and after January 1,
        1994) or such other amount as the Secretary of the Treasury may determine for such Plan Year under Section 401(a)(17) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term family shall include only the Spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of such year.

1.14 "COMPENSATION DEFERRAL LIMIT" for any Plan Year means the maximum percentage (determined in accordance with the provisions of Section 12.5) of an Employee's Compensation which may be contributed to the Plan pursuant to a Salary Deferral Agreement and Cash Option Deferral. The Benefits Committee shall establish the Compensation Deferral Limit for each Plan Year for the purpose of meeting the nondiscrimination tests of Sections 401(k) and 401(m) of the Code, and shall apply the limit to such Employees as is necessary to assure compliance with such tests.

1.15 "CONTRIBUTION PERCENTAGE LIMIT" means the maximum percentage (determined in accordance with the provisions of Section 12.5) of an Employee's Compensation which may be contributed to the Plan as Employer Matching Contributions under Section 401(m) of the Code. The Benefits Committee shall establish the Contribution Percentage Limit for each Plan Year for the purpose of meeting the nondiscrimination tests of Section 401(m) of the Code, and shall apply the limit to such Employees as is necessary to assure compliance with such tests.

1.16 "DETERMINATION YEAR" means the Plan Year that is being tested for purposes of determining if an Employee is a Highly Compensated Employee.

1.17 "DISABILITY" means Permanent and Total Disability, as further described in Section 7.6.

1.18 "DISABILITY RETIREMENT DATE" means the date on which a Participant's employment terminates due to Disability.

                                                                             (3)

1.19 "EFFECTIVE DATE" means July 1, 1996 for this amended and restated Plan. The original Effective Date of the Plan was January 26, 1967.

1.20 "ELIGIBLE EMPLOYEE" means any person who is an Employee of an Employer, excluding, however:

        (a) Any Employee who is a member of a unit of employees covered by a collective bargaining agreement to which an Employer is a party and which does not specifically provide for the coverage of such employees under the Plan;

        (b) Any Employee who is a nonresident alien receiving no earned income from sources within the United States; or

        (c) Any Employee who is a leased employee (within the meaning of Section 414(n)(2) of the Code).

1.21 "EMPLOYEE" means any person currently employed by the Employer or an Affiliated Employer. The term "Employee" also includes any leased employees of the Employer or an Affiliated Employer within the meaning of Section 414(n) or Section 414(o) of the Code to the extent such employees are deemed to be "Employees" in accordance with the provisions of Section 12.6.

1.22    "EMPLOYER" means any of the following corporations:

        (a)   UST Corp.;
        (b)   United States Trust Company;
        (c)   USTrust/Norfolk;
        (d)   USTrust;
        (e)   UST Data Services Corp.;
        (f)   UST Bank/Connecticut;
        (g)   UST Capital Corp.;
        (h)   UST Leasing Corporation;
        (i)   UST Merchant Bancorp, Inc.;
        (j)   Property Research Group, Inc.;  and
        (k) each parent, subsidiary, affiliate, successor or other corporation which has, by invitation by the Board and by action of its own board, elected to join the Plan.

                                                                             (4)

        The term "EMPLOYER" as herein defined shall mean UST Corp., individually or in combination with any or all such affiliates as the context may require.

1.23 "EMPLOYER CONTRIBUTIONS" means the total contribution made by the Employer on behalf of a Participant for a Plan Year, comprising the following contributions:

        (a) "EMPLOYER PROFIT SHARING CONTRIBUTION" - The portion of Employer Contributions consisting of profit sharing contributions made in accordance with Section 5.1.

        (b) "EMPLOYER MATCHING CONTRIBUTION" - The portion of Employer Contributions consisting of matching contributions made in accordance with Section 5.2.

1.24 "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee is first credited with an Hour of Service for an Employer or Affiliated Employer, excluding, however, hours of service credited for an Affiliated Employer prior to the date such Employer became an Affiliated Employer, unless such hours are recognized by the Board.

1.25 "ENTRY DATE" means the first January 1, or July 1 of a Plan Year as determined under Section 3.1(b) or such other dates designated by the Benefits Committee.

1.26 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or ruling promulgated thereunder, and any comparable provision of future law that amends, supplements, or supersedes such provision.

1.27 "FORFEITURE ACCOUNT" means the Participant's Regular Profit Sharing Account maintained separately on the books of the Plan by the Trustee for each terminated Participant with a forfeitable balance.

1.28 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to a Plan Year, any Employee who performs services for an Employer or Affiliated Employer during the Determination Year and who, during the Look-Back Year:

        (a) Was a 5% owner (within the meaning of Section 416(i)(l)(B)(i) of the Code) at any time during such year;

                                                                             (5)

        (b) Received compensation from an Employer or Affiliated Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code);

        (c) Received compensation from an Employer or Affiliated Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was among the top 20% of Employees when ranked on the basis of compensation paid during the Look-Back Year, excluding however, Employees who:

                 (i)   are under age 21;

                (ii)   ordinarily work less than six months per year;

               (iii)   ordinarily work less than 17-1/2 hours per week;

                (iv) are included in a unit of Employees covered by a collective bargaining agreement if 90% or more of the Employer's Employees are covered by collective bargaining agreements and the Plan covers only those Employees who are not covered by such agreements; or

        (d) Was an officer of an Employer or Affiliated Employer and received compensation during the Look-Back Year of more than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. No more than 50 Employees (or, if lesser, the greater of 3 Employees or 10% of the Employees) shall be treated as officers. If no officer has satisfied this requirement during the Look-Back Year, the highest paid officer for that year shall be treated as a Highly Compensated Employee.

        Any Employee who during the Determination Year is either a 5% owner at any time during such year, or who (i) satisfies the requirements in paragraphs (b), (c), or (d) above, or if no officer satisfies the requirements of paragraph (d) for that year, the highest paid officer for that year, and (ii) is among the top 100 Employees ranked by compensation for the Determination Year shall be treated as a Highly Compensated Employee.

        The term Highly Compensated Employee shall also include any former Highly Compensated Employee who terminated employment with an Employer or Affiliated Employer prior to the Determination Year, performs no services for an Employer or Affiliated Employer during the Determination Year, and was a Highly Compensated Employee in either his year of

                                                                             (6)
        termination of employment or in any Determination Year ending on or after his attainment of age 55.

        If an Employee is, during a Determination Year or Look-Back Year, a member of the "family" (within the meaning of Section 414(q)(6)(B) of the Code) of a 5% owner or of one of the ten most Highly Compensated Employees when ranked on the basis of compensation paid during such year, then such individual shall not be treated as a separate Employee and any compensation received by such individual and any contribution or benefit of such individual shall be aggregated with the compensation and contribution or benefit of the 5% owner or Highly Compensated Employee.

        For purposes of determining an Employee's compensation under this Section, "COMPENSATION" shall mean the Employee's total compensation reportable on Form W-2, plus amounts not otherwise recognized as compensation because of Sections 125, 402(a)(8) and 402(h)(1)(B) of the Code.

1.29    "HOUR OF SERVICE" means those hours set forth below:

        (a) Employees will receive credit for an Hour of Service for each hour they are paid, or entitled to payment, for the performance of duties for an Employer or Affiliated Employer during the Plan Year.

        (b) Except to the extent limited by paragraph (e) below, Employees will receive credit for an Hour of Service for each hour for which they are directly or indirectly paid, or entitled to payment, on account of a period of time during which no duties are performed for an Employer or Affiliated Employer (irrespective of whether their employment relationship has terminated) due to and in accordance with procedures regarding vacation, holiday, illness, incapacity (including Disability) layoff, jury duty, military duty, or Leave of Absence. (No credit towards Hours of Service shall be given on account of severance.)

                                                                             (7)

        (c) An Employee who is on a Maternity/Paternity Leave of Absence shall be credited with Hours of Service during the Maternity/Paternity Leave of Absence up to the number of Hours of Service which would have been credited to such Employee but for such absence, or if the Benefits Committee is unable to determine such number of Hours of Service, eight Hours of Service per day of such absence up to a maximum of 501 Hours of Service. Hours of Service under this paragraph (c) shall be credited in the manner specified in Section
              2.3 hereof.

        (d) Employees will also receive credit for an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Affiliated Employer, but the same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (d). Hours credited under this paragraph (d) shall be credited to the Plan Year in which the award or agreement pertains, rather than to the Plan Year in which the award, agreement or payment is made.

        (e)   Notwithstanding the provisions of paragraph (b) above,

                 (i) No more than 501 Hours of Service will be credited to an Employee under paragraph (b) on account of any single continuous period during which the Employee performs no duties; except that if the Employee meets (A) the "Disability" requirements hereunder, or (B) is absent due to service in the Armed Forces of the United States and returns with reemployment rights under applicable Federal law(s), such Employee shall continue to earn Hours of Service for eligibility and vesting purposes based on the number of hours he worked on an annual basis prior to his Disability or military service, whichever is applicable.

                (ii) No Hours of Service will be credited to an Employee for a period during which no duties are performed if payment to the Employee was made or due under a plan maintained solely for the purpose of complying with workers' compensation, unemployment compensation or disability insurance laws.

               (iii) No Hours of Service will be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee or his dependents.

                                                                             (8)

              The determination of Hours of Service shall be in accordance with the rules set forth in the United States Department of Labor's Rules and Regulations for Minimum Standards for Employee Pension Benefit Plans, Section 2530.200b-2(b) and (c) which are incorporated herein by this reference.

1.30    "INVESTMENT MANAGER" means any person, firm, or corporation who:

        (a) is a registered investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company;

        (b)   has the power to manage, acquire, or dispose of Plan assets; and

        (c)   acknowledges in writing a fiduciary responsibility to the Plan.

1.31 "LEAVE OF ABSENCE" means a period during which an Employee is:

        (a) temporarily absent due to sickness or disability, an authorized vacation, or jury duty;

        (b) on approved extended leave of absence for any reason as granted in a non-discriminatory manner in writing by an Employer; provided that the Employee returns to work promptly upon the expiration thereof;

        (c) temporarily laid off, provided however, that no additional Hours of Service shall be credited to the Employee or Participant, after 12 consecutive calendar months of layoff;

        (d) absent due to service in the Armed Forces of the United States, provided, however, that the Employee shall have returned to employment with the Employer within 90 days after the termination of such service or within such longer period as his employment rights are protected by law;

        (e)   absent due to a Maternity/Paternity Leave of Absence.

              For purposes of the Plan a "MATERNITY/PATERNITY LEAVE OF ABSENCE", means an absence for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

                                                                             (9)

1.32 "LOAN" means the amount provided as a Loan under the Plan to Participants, pursuant to Article 8.

1.33    Reserved.

1.34 "LOOK-BACK YEAR" means the period of twelve consecutive months immediately preceding the Determination Year. In determining the identity of a Highly Compensated Employee, however, the Committee may elect that the Look-Back Year shall be the calendar year ending with or within the Determination Year.

1.35 "NONHIGHLY COMPENSATED EMPLOYEE" means an Employee who is not a Highly Compensated Employee.

1.36    "NORMAL RETIREMENT DATE" means a Participant's 65th birthday.

1.37 "PARTICIPANT" means an Employee participating in the Plan in accordance with Article 3.

1.38 "PLAN" means the UST Corp. Employee Savings Plan (formerly the "UST Corp. Profit Sharing Plan") as herein set forth, or as hereafter may be amended from time to time. The Plan is also a declaration of trust by the Trustee.

1.39 "PLAN ADMINISTRATOR" means the Benefits Committee which shall be responsible for disclosure and reporting as required under applicable law. Compliance with the disclosure and reporting requirements of ERISA shall be sufficient to discharge any duty to account which would otherwise exist regarding the Plan.

1.40 "PLAN YEAR" means the twelve month period commencing on January 1st and ending on December 31st of each calendar year.

1.41 "QUALIFIED DOMESTIC RELATIONS ORDER" means a domestic relations order which meets the requirements of Section 414(p) of the Code, as determined by the Benefits Committee.

1.42 "QUALIFIED MILITARY SERVICE" means any service in the Armed Forces (or other uniformed service as provided by USERRA).

                                                                            (10)

1.43 "ROLLOVER CONTRIBUTION ACCOUNT" means a rollover of a distribution from a qualified plan or conduit individual retirement account to this Plan, provided the distribution is:

        (a) either received from a qualified plan prior to January 1, 1993 as a "qualified total distribution" (within the meaning of Section 402(a)(5)(E) of the Code prior to amendment by the Unemployment Compensation Amendments of 1992), or is received from a qualified plan on or after January 1, 1993 as an "eligible rollover distribution" (within the meaning of Section 402(c)(4) of the Code);

        (b)   eligible for a tax-free rollover to a qualified plan; and

        (c) either rolled over within 60 days following the date the Eligible Employee received the distribution, or paid to the Plan as a "direct rollover" (within the meaning of Section 401(a)(31) of the Code).

        A Rollover Contribution may not include amounts attributable to voluntary deductible employee contributions.

1.44 "SALARY DEFERRAL AGREEMENT" means an agreement provided by the Benefits Committee in which an Eligible Employee agrees, on or after January 1, 1994, to reduce his Compensation paid after the execution of such agreement and to have the amount of such reduction contributed by the Employer to the Trust Fund on behalf of the Eligible Employee pursuant to Section 401(k) of the Code. An Eligible Employee may execute a new Salary Deferral Agreement from time to time pursuant to Article 4.

1.45    "SPONSORING EMPLOYER" means UST Corp. or its successor or successors.

1.46 "SPOUSE" means the person, if any, to whom the Participant is lawfully married at the date of his death, or at his Benefit Commencement Date, whichever is earlier, provided, however, that a former spouse will be treated as the Participant's Spouse to the extent provided under a Qualified Domestic Relations Order.

1.47 "TOTAL ACCOUNT" - means the total amounts held under the Plan for a Participant, consisting of the following accounts:

        (a) "BASIC BEFORE-TAX CONTRIBUTION ACCOUNT" - The portion of the Participant's Total Account consisting of Basic Before-Tax Contributions made in accordance with Section

                                                                            (11)

              4.1(a), plus (or minus) any investment earnings (or losses) on such contributions, less any distributions from such Account.

        (b) "SUPPLEMENTAL BEFORE-TAX CONTRIBUTION ACCOUNT" - The portion of the Participant's Total Account consisting of Supplemental Before-Tax Contributions made in accordance with Section 4.1(b), plus (or minus) any investment earnings (or losses) on such contributions, less any distributions from such Account.

        (c) "CASH OPTION DEFERRED ACCOUNT" - The portion of the Participant's Total Account consisting of Cash Option Deferrals made in accordance with Section 5.1, plus (or minus) any investment earnings (or losses) on such contributions, less any distributions from such Account.

        (d) "EMPLOYER MATCHING CONTRIBUTION ACCOUNT" - The portion of the Participant's Total Account consisting of Employer Matching Contributions made in accordance with Section 5.2, plus (or minus) any investment earnings (or losses) on such contributions, less any distributions from such Account.

        (e) "REGULAR PROFIT SHARING ACCOUNT" - The portion of the Participant's Total Account consisting of the Regular Profit Sharing Contribution of the Employer made in accordance with
              Section 5.1, plus (or minus) any investment earnings (or losses) on such contributions, less any distributions from such Account.

        (f) "ROLLOVER ACCOUNT" - The portion of the Participant's Total Account consisting of any Rollover Contributions made on behalf of the Participant in accordance with Section 4.4, plus (or minus) any investment earnings (or losses) on such contributions, less any distributions from such Account.

1.48 "TRUST FUND" means the assets of the Trust Fund held by the Trustee hereunder.

1.49 "TRUSTEE" means United States Trust Company, a banking corporation organized under the laws of the Commonwealth of Massachusetts, in its capacity as Trustee hereunder and any corporation or one or more individuals who may from time to time be appointed as successor Trustee or Trustees. A person so appointed shall become Trustee upon delivery to the Benefits Committee of his or its acceptance. The duties, responsibilities and other pertinent information concerning the Trustee are set forth in Article 10.

                                                                            (12)

1.50 "USERRA" means the Uniformed Services Employment and Reemployment Rights Act of 1994.

1.51 "VALUATION" means the valuation of the assets of the Trust Fund and adjustment of Participants' Accounts.

1.52 "VALUATION DATE" means the last day of each June and December prior to January 1, 1994 and the last day of each March, June, September and December thereafter and such other dates as the Trustee and/or the Benefits Committee deem appropriate.

1.53    "YEAR OF SERVICE" means such year as specified in Article 2.

1.54 The masculine gender wherever appearing in the Plan shall be deemed to include the feminine gender and the singular to include the plural, unless the context clearly indicates the contrary.

                                                                            (13)

                                    ARTICLE 2

                                     SERVICE

2.1     SERVICE

        "SERVICE" means active employment with the Employer as an Employee. For purposes of determining Service, employment with any Affiliated Employer as specified in Section 1.1 of this Plan and certain periods of absence due to Disability or military leave as specified in Section 1.31(d) of this Plan, shall be treated as employment with the Employer for vesting purposes, but not for purposes of allocations hereunder, unless otherwise provided herein. Service with a predecessor organization of the Employer also shall be treated as Service with the Employer if the Employer maintains the Plan of such predecessor organization. In addition, the Board may recognize employment with an Affiliated Employer for vesting purposes prior to the date such entity became affiliated with the Employer.

2.2     YEAR OF SERVICE

        The term "YEAR OF SERVICE" means a Plan Year during which an Employee has completed at least 1,000 Hours of Service.

2.3     ONE-YEAR BREAK IN SERVICE

        The term "ONE-YEAR BREAK IN SERVICE" means any Plan Year during which an Employee fails to complete more than 500 Hours of Service.

        Notwithstanding the foregoing, for purposes of determining whether a One-Year Break in Service has occurred, Hours of Service shall be credited for periods during which the Employee is on a Maternity/Paternity Leave of Absence, as follows. Hours of Service shall be credited for the Plan Year in which the absence from work begins, only if credit in such year is necessary to prevent the Employee from incurring a One-Year Break in Service, or, in any other case, in the immediately following Plan Year. The Hours of Service credited for a Maternity/Paternity Leave of Absence shall be those which would normally have been credited but for such absence, or, in any case in which the Benefits Committee is unable to determine such hours normally credited, eight Hours of Service per day. The total Hours of Service credited for a Maternity/Paternity Leave of Absence shall not exceed 501.

                                                                            (14)

        A Break in Service shall not occur with respect to an Employee who is absent from work on account of Qualified Military Service, provided such Employee is reemployed by the Employer within the period during which his or her reemployment rights are protected by USERRA.

                                                                            (15)

                                    ARTICLE 3

                                  PARTICIPATION

3.1     ELIGIBILITY TO PARTICIPATE

        (a)    Current Participants
               Each Eligible Employee of the Employer who was participating in the Plan on September 30, 1995 shall continue to participate hereunder, and shall be eligible to have a Before-Tax Contribution made on his behalf pursuant to Section 4.1 and receive an Employer Matching Contribution pursuant to Section 5.2 provided he has made the required elections pursuant to Section 3.2.

        (b)    Participation on October 1, 1995

               Notwithstanding the above, each Eligible Employee on September 30, 1995 who is scheduled to work at least 1,000 hours per year shall be eligible to have Before-Tax Contributions made on his behalf pursuant to Section 4.1 and receive Employer Matching Contributions pursuant to Section 5.2, provided he has made the required elections pursuant to Section 3.2.

        (c)    Participation on or after January 1, 1996 and prior to January 1,
               1997

               (i) Each Employee of the Employer shall automatically become a Participant in the Plan on the date he becomes an Eligible Employee.

               (ii) Effective January 1, 1996, each Participant shall, on the first Entry Date coincident with or next following the earliest date on which he has completed (A) 500 or more hours in the first six months of employment, (B) 1,000 or more hours on the first anniversary of employment, or (C) 1,000 or more hours in any subsequent calendar year, be eligible to have Before-Tax Contributions made on his behalf pursuant to Section 4.1 and receive an Employer Matching Contribution pursuant to Section 5.2 provided he has made the required elections pursuant to Section 3.2. For purposes of this subparagraph, "six months of employment" shall mean that the Participant is employed on the date which is six months after the date the Participant is first credited with an Hour of Service.

        (d)    Participation on January 1, 1997

                                                                            (16)

               Notwithstanding the above, each Eligible Employee on November 15, 1996 who is scheduled to work at least 20 hours per week shall be eligible on January 1, 1997 to have Before-Tax Contributions made on his behalf pursuant to Section 4.1 and receive Employer Matching Contributions pursuant to Section 5.2, provided he has made the required elections pursuant to Section 3.2.

        (e)    Participation after January 1, 1997

               Each Participant shall, on the first Entry Date coincident with or next following the earliest date on which he has completed (i) 500 or more hours in the first six months of employment, (ii) 1,000 or more hours on the first anniversary of employment, or
               (iii) 1,000 or more hours in any subsequent calendar year, be eligible to have Before-Tax Contributions made on his behalf pursuant to Section 4.1 and receive an Employer Matching Contribution pursuant to Section 5.2 provided he has made the required elections pursuant to Section 3.2. For purposes of this subparagraph, "six months of employment" shall mean that the Participant is employed on the date which is six months after the date the Participant is first credited with an Hour of Service.

3.2     ELECTIONS REQUIRED

        Each Eligible Employee must, upon satisfying the eligibility requirements of Section 3.1(b)(ii), make elections in the manner provided under the Plan and execute such forms as required by the Benefits Committee. Any elections made pursuant to Section 4.1 shall become effective beginning with the first paycheck received by the Eligible Employee on or after the Entry Date which is 15 or more days after the date the Eligible Employee files his executed forms with the Benefits Committee. A Participant's elections made pursuant to Section
        4.1 shall remain in effect (subject to the contribution limitations under Sections 4.5, 12.4, and 12.5) while the Participant is an Eligible Employee or until such time as he files a new election on the appropriate form with the Benefits Committee.

        An Eligible Employee who becomes a Participant shall be entitled to share in the Regular Profit Sharing Contribution allocations provided under Article 5 for a Plan Year, regardless of any elections required under this Section or any elections made by the Eligible Employee pursuant to Section 4.1.

3.3     REEMPLOYED EMPLOYEE

                                                                            (17)

        In the case of an individual who ceases to be an Employee and is subsequently rehired as an Employee, he shall resume participation in the Plan on the date he becomes an Eligible Employee. Such Eligible Employee may resume making contributions or having contributions made on his behalf under the Plan as of the Entry Date following his date of reemployment provided he has satisfied the eligibility requirement under
        Section 3.1(b) and he has made the required elections pursuant to
        Section 3.2

                                                                            (18)

                                    ARTICLE 4

                            PARTICIPANT CONTRIBUTIONS

4.1     PARTICIPANT CONTRIBUTIONS

        Effective January 1, 1994, each Eligible Employee may, after satisfying the eligibility requirements of Section 3.1(b)(ii), elect to have a contribution made on his behalf to the Trust Fund at the rate of 1% to 10% (12% effective January 1, 1997) of Compensation. The rate of contribution will be in increments of 1%. Such election shall be in the form of a Salary Deferral Agreement and shall be subject to the Compensation Deferral Limit, if any, applicable to such Participant as established by the Committee from time to time for purposes of meeting the nondiscrimination tests of Section 401(k) of the Code. Contributions made in accordance with this Section 4.1, shall also be subject to the maximum limits in effect under Sections 4.5 and 12.4.

        A Participant's contributions may consist of Basic Before-Tax Contributions and Supplemental Before-Tax Contributions as described below:

        (a) BASIC BEFORE-TAX CONTRIBUTIONS - The first 5% (6% effective January 1, 1997) of Compensation for a payroll period which is contributed on the Participant's behalf under a Salary Deferral Agreement shall be known as the Participant's Basic Before-Tax Contributions and shall be contributed to the Participant's Basic Before-Tax Contribution Account.

        (b) SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS - Contributions made on the Participant's behalf under a Salary Deferral Agreement in excess of 5% (6% effective January 1, 1997) of Compensation for a payroll period shall be known as the Participant's Supplemental Before-Tax Contributions and shall be contributed to the Participant's Supplemental Before-Tax Contribution Account.

        Contributions made pursuant to this Section 4.1 shall be made by the Employer directly to the Trustee no less frequently than once per calendar month.

                                                                            (19)

4.2     INCREASE OR DECREASE IN RATE OF CONTRIBUTIONS

        A Participant may elect to change the rate of his Before-Tax Contributions, effective as of any Change Date, provided that at least 15 days in advance of such Change Date the Participant files with the Benefits Committee a new Salary Deferral Agreement. In addition, a Participant may, within one week of a change in his base rate of compensation, elect to change the rate of his Before-Tax Contributions to be effective as soon as practicable following the Participant's election. A Participant's change in his rate of Before-Tax Contributions shall be subject to the contribution limitations in effect under Sections 4.5, 12.4, and 12.5 at the time the change is made.

4.3     SUSPENSION AND RESUMPTION OF CONTRIBUTIONS

        A Participant may elect to suspend his Before-Tax Contributions effective as of the first day of any succeeding payroll period, provided that at least 7 days in advance of such date the Participant files with the Benefits Committee a new Salary Deferral Agreement. Before-Tax Contributions may be resumed as of any January 1 or July 1 which coincides with or next follows a six month period of suspension, provided that at least 15 days in advance of such date the Participant files with the Benefits Committee a new Salary Deferral Agreement.

        A Participant may not make up suspended Before-Tax Contributions.

        During a period of suspension, the Participant's Total Account will continue to share in the investment experience of the Trust Fund, and the Participant will remain entitled to those benefits and rights under the Plan not conditioned on Before-Tax Contributions, including the right to receive an allocation of Regular Profit Sharing Contributions, if any, and the right to make an in-service withdrawal or receive a Plan Loan.

        A Participant's election to resume making Before-Tax Contributions shall remain in effect while the Participant is an Eligible Employee or until such time as he files a new election on the appropriate form with the Benefits Committee. Any election to resume making Before-Tax Contributions shall be subject to the contribution limitations in effect under Sections 4.5, 12.4, and 12.5.

                                                                            (20)

4.4     ROLLOVER CONTRIBUTIONS

        (a) ROLLOVERS - An Eligible Employee may file a written request with the Benefits Committee to accept his Rollover Contribution. Any such request shall state the amount of the Rollover Contribution and include a statement that such contribution constitutes a Rollover Contribution.

               The Benefits Committee shall determine, in accordance with a uniform and nondiscriminatory policy, whether or not such contribution shall be accepted, and may require the Eligible Employee to submit such other evidence and documentation as the Benefits Committee determines necessary to ensure that the contribution qualifies as a Rollover Contribution.

               All Rollover Contributions must be made in cash.

               The amount paid to the Trust Fund in the form of a Rollover Contribution and any subsequent investment experience on such amount shall be credited to the Participant's Rollover Account.

        (b) An Eligible Employee shall have at all times a nonforfeitable interest in 100% of his Rollover Contribution, and any investment experience on such amount.

        (c) At the time the Rollover Contribution is made to the Trust Fund, the Eligible Employee must elect to have it invested in accordance with the terms of Section 6.2.

        (d) An Eligible Employee who makes a Rollover Contribution to the Trust Fund shall be deemed to be a Participant with respect to such amount for all purposes of the Plan, except for purposes of Sections 2.1 through 2.5, Sections 4.1 through 4.3, Sections 5.1 and 5.2, and Section 12.5.

        (e) In no event shall any Rollover Contribution be subject to Employer Matching Contributions.

                                                                            (21)

4.5     MAXIMUM AMOUNT OF SALARY DEFERRAL AND CASH OPTION DEFERRAL

        (a) On or after January 1, 1987, contributions made during a Participant's taxable year (which is presumed to be the calendar year) on behalf of the Participant under a Salary Deferral Agreement and Cash Option Deferral shall be limited to $7,000 (or such other limit as may be in effect at the beginning of such taxable year under Section 402(g)(1) of the Code), reduced by the amount of "elective deferrals" (as defined in Section 402(g)(3) of the Code) made during the taxable year of the Participant under any plans or agreements maintained by the Employer or an Affiliated Employer other than this Plan. Elective deferrals shall not include any elective deferrals returned to the Employee pursuant to Section 12.4(d).

        (b) If contributions made on a Participant's behalf for the preceding taxable year of the Participant under a Salary Deferral Agreement, and Cash Option Deferral, and any other elective deferrals (within the meaning of Section 402(g)(3) of the Code) made on the Participant's behalf under any other qualified cash or deferred arrangement of the Employer or Affiliated Employer for such taxable year exceed $7,000 (or such other amount as adjusted in accordance with paragraph (a) above), the Participant shall notify the Benefits Committee in writing within two months following the close of such taxable year of the amount of such excess. Such notification shall include a statement that if such amounts are not distributed, the excess deferral amount, when added to amounts deferred under other plans or arrangements described in Section 401(k), 408(k), or 403(b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the taxable year of the Participant in which the deferral occurred.

               If the elective deferral limit is exceeded for a Participant for a taxable year, the excess amount, adjusted (as described below) for allocable gains or losses for the taxable year with respect to which the deferral was made, shall be refunded to the Participant in a single payment no later than 3-1/2 months following the Participant's taxable year following the taxable year in which such excess deferral arose. If the Participant's Before-Tax Contribution Account and/or Cash Option Deferred Account is invested in more than one investment fund, such refund shall be made pro rata, to the extent practicable, from all such investment funds. The amount refunded shall not exceed the Participant's Before-Tax Contributions and Cash Option Deferrals under the Plan for the taxable year. If the foregoing refund is made, the payment shall be deemed to have been made before the close of the taxable year in which such excess deferral arose.

                                                                            (22)

               Any Employer Matching Contributions made with respect to returned excess deferral amounts shall be forfeited.

               Excess deferrals shall be adjusted for allocable gains or losses for the taxable year in which the excess deferrals arose by multiplying the gains or losses credited to the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferred Account for that taxable year by a fraction, the numerator of which is the excess deferral amount made by the Participant for the taxable year, and the denominator of which is the sum of (i) the balance in the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferred Account as of the beginning of the taxable year, and
               (ii) the amount of Before-Tax Contributions and the Cash Option Share credited to the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferred Account for the taxable year.

               If the Participant fails to notify the Benefits Committee by the 2-month period specified above, no refund will be made.

4.6     PARTICIPANT CONTRIBUTIONS FOR RETURNING VETERANS

        (a) If a Participant incurs a Leave of Absence on account of Qualified Military Service and such Participant is reemployed by the Employer within the period during which his or her reemployment rights are protected by USERRA, upon reemployment such Participant shall be entitled to contribute to the Plan, in accordance with and subject to the limitations provided in
               Section 414(u) of the Code, the Before-Tax Contributions he or she would have been entitled to make had he or she remained actively employed by the Employer during such Leave of Absence.

        (b) All such contributions must be made during the period which commences on the date of such a Participant's reemployment and has the same length as the lesser of (i) 3 multiplied by the period of such Participant's Qualified Military Service and (ii) five years. All such contributions will be invested in accordance with Section 6.2 and shall be credited with investment earnings (or losses) as provided in Section 6.7.

        (c) For purposes of determining the amount of the Before Tax Contributions a Participant may contribute pursuant to paragraph
               (a) above, such Participant's Compensation during his or her Qualified Military Service shall be equal to: (i) the Compensation he

                                                                            (23)
               or she would have received during the period of Qualified Military Service based on the rate of pay he or she would have received but for the absence during the period of Qualified Military Service or (ii) if the Compensation he or she would have received during the period of Qualified Military Service is not reasonably certain, his or her average Compensation during the 12-month period immediately before the Qualified Military Service or, if shorter, the period of employment immediately before the Qualified Military Service.

                                                                            (24)

                                    ARTICLE 5

                             EMPLOYER CONTRIBUTIONS

5.1     EMPLOYER PROFIT SHARING CONTRIBUTION

        (a)    AMOUNT

               An Employer may make a profit sharing contribution to the Trust Fund, as of the end of each Plan Year, in such amount as is determined in the discretion of the Board prior to the date on which the contribution is required to be made.

               The Employer Profit Sharing Contribution shall consist of two parts as described below:

               (i) REGULAR PROFIT SHARING CONTRIBUTION - The portion of the Employer Profit Sharing Contribution equal to 66-2/3% of the total Employer Profit Sharing Contribution.

               (ii) CASH OPTION SHARE - The portion of the Employer Profit Sharing Contribution equal to 33-1/3% of the total Employer Profit Sharing Contribution.

        (b)    CASH OPTION

               (i)    CASH OPTION ELECTION
                      Within a reasonable time prior to the close of each Plan Year, the Trustee shall deliver to each Participant a Cash Option election form. Pursuant to such form, each Participant may elect in writing by the end of the Plan Year to receive in cash his Cash Option Share. Any election under this Section shall be irrevocable for the year in which such election is made.

                      If a Participant fails to make an election to either receive an immediate cash payment of or to defer the Cash Option Share under this Section, it shall be assumed that he intended to receive his Cash Option Share in cash.

                                                                            (25)

               (ii)   PAYMENT OF CASH OPTION SHARE
                      The Cash Option Share which a Participant elects to receive in cash shall be paid to him as soon as practicable after the year for which the election is made, which generally shall be either February or March of such following year; provided that in any event such payment shall be made within any time limits prescribed by applicable law.

        (c)    ALLOCATION OF EMPLOYER PROFIT SHARING CONTRIBUTIONS

               The Trustee shall make an allocation under this Section 5.1(c) and Section 7.5 to the Regular Profit Sharing Account and, if applicable, the Cash Option Deferred Account of each Participant who completed a Year of Service during, and is employed on the last day of, the Plan Year to which the Employer Profit Sharing Contribution relates. The Trustee shall allocate a portion of the current Employer Profit Sharing Contribution to each such Participant equal to a fraction as described below:

               (i) The numerator shall be the Participant's Compensation for the Plan Year,

               (ii) The denominator shall be the total Compensation for all Participants eligible to share in the contribution for the Plan Year.

        (d)    ALLOCATION AMONG TOTAL ACCOUNT

               As of the last day of each Plan Year, the Trustee shall allocate to the Regular Profit Sharing Account and, if applicable, the Cash Option Deferred Account of each Participant entitled, in accordance with Section 5.1(c), to share in the Employer's Profit Sharing Contribution and forfeitures for such Plan Year, an amount (computed in dollars) equal to his proportionate share of the Employer's Profit Sharing Contribution and forfeitures for such Plan Year, as set forth in Sections 5.1(c) and 7.5, respectively. Except as provided in Section 5.1(b), one third of the Employer's Profit Sharing Contribution made on behalf of a Participant shall be credited to the Participant's Cash Option Deferred Account. The remaining portion of the Employer's Profit Sharing Contribution, together with the Participant's share of forfeitures, shall be allocated to the Participant's Regular Profit Sharing Account.

        (e)    RESPONSIBILITY OF COMMITTEE AND TRUSTEE

                                                                            (26)

               If no contribution under this Section shall be made for any year, the Employer shall so advise the Benefits Committee and the Trustee. Neither the Trustee nor the Benefits Committee shall be under any duty to inquire into the correctness of the amounts contributed and paid over to the Trustee hereunder or to determine whether any contribution is payable under this Section
               5.1 or to enforce payment of any contribution by the Employer.

        (f)    ADVANCE CONTRIBUTIONS

               The Employer, at any time, may make payments on account of its contribution for the year. Such payment shall constitute a part of the Trust Fund upon receipt by the Trustee but may be segregated in an Advance Contribution Account which shall be held in cash or such other property as may be permissible under applicable law. The total market value of such Advance Contribution Account on the last day of the Plan Year, together with any other contribution by the Employer, shall be allocated as provided in Section 5.1(c).

5.2     EMPLOYER MATCHING CONTRIBUTIONS

        As of each Valuation Date, an Employer Matching Contribution shall be credited to the Employer Matching Contribution Account of each Participant who made Basic Before-Tax Contributions to the Trust Fund since the previous Valuation Date and who is employed by the Employer on said Valuation Date. The Employer Matching Contributions made on behalf of each such Participant shall be based upon the Participant's Basic Before-Tax Contributions and Compensation since the previous Valuation Date, and shall be equal to the sum of (a) 100% of the Participant's Basic Before-Tax Contributions which do not exceed 1% (2% effective January 1, 1997) of Compensation, plus (b) 25% of the Participant's Basic Before-Tax Contributions which exceed 1% (2% effective January 1,
        1997) of Compensation.

        No Employer Matching Contributions shall be made with respect to Supplemental Before-Tax Contributions or Cash Option Deferrals made by or on behalf of any Participant.

                                                                            (27)

5.3     FORM AND TIMING OF EMPLOYER CONTRIBUTIONS

        Employer Contributions for each fiscal year shall be made by the Employer within the period required by the provisions of the Code applicable to such year. The Employer's Contribution for each year may be paid to the Trustee either in cash or other property, to the extent permissible under law; provided that any securities so contributed shall be valued at fair market value on the date of the contribution pursuant to the valuation methods set forth in Section 6.6.

5.4     EMPLOYER MATCHING CONTRIBUTIONS

        If a Participant incurs a Leave of Absence on account of Qualified Military Service and such Participant is reemployed by the Employer within the period during which his or her reemployment rights are protected by USERRA, Employer Matching Contributions which would have been credited to the Employer Matching Contribution Account had such former Participant remained actively employed by the Employer during such Leave of Absence shall be made to the extent provided in and in accordance with Section 414(u) of the Code; and Employer Profit Sharing Contributions which would have been credited to the Employer Profit Sharing Contribution Account had such former Participant remained actively employed by the Employer during such Leave of Absence shall be made in accordance with Section 414(u) of the Code.

                                                                            (28)

                                    ARTICLE 6

                 INVESTMENT PROVISIONS AND PARTICIPANT ACCOUNTS

6.1     INVESTMENT FUNDS

        The Trustee shall establish one or more investment funds as the Sponsoring Employer may from time to time direct. The Sponsoring Employer may direct that each investment fund be invested:

        (a) At the discretion of the Trustee in accordance with such investment guidelines and objectives as may be established by the Sponsoring Employer for such investment fund; or

        (b) At the discretion of a duly appointed Investment Manager in accordance with such investment guidelines and objectives as may be established by the Sponsoring Employer; or

        (c) In such investments as the Sponsoring Employer may specify for such investment fund.

        The Sponsoring Employer may from time to time change its direction with respect to any investment fund and may, at any time, eliminate any investment fund or establish additional funds. Whenever an investment fund is eliminated, the Trustee shall promptly liquidate the assets of such investment fund and reinvest the proceeds thereof in accordance with the directions of the Sponsoring Employer.

        The Trustee may maintain from time to time reasonable amounts in cash or cash equivalents in any fund. All expenses properly attributable to an investment fund, including but not limited to brokerage fees and stock transfer taxes, shall be paid from such investment fund, unless paid by the Employer.

        All dividends, interest and other income of each investment fund, as well as stock splits, stock dividends, and the like, shall be reinvested in that investment fund.

                                                                            (29)

6.2     INVESTMENT ELECTION

        (a) The Plan permits Participants or Beneficiaries to exercise control over the assets in his Total Account in a manner which is intended to bring the Plan within the rule of Section 404(c) of the Employee Retirement Income Security Act of 1974. By allowing Participants and Beneficiaries to elect among several investment funds, the Employer intends that fiduciaries of the Plan be relieved of fiduciary responsibility for any loss, or by reason of any breach, which results from the Participant's or Beneficiary's exercise of control.

               The Participant's Total Account shall be invested in one or a combination of the available investment alternatives established and maintained by the Trustee. These alternatives may include, but are not limited to: an Equity Fund, seeking growth of capital by investing in a wide range of companies, a Stable Asset Fund, consisting primarily of FDIC-insured deposits, and a Balanced Fund, investing in both stocks and fixed-income securities. The Employer and/or Trustee reserves the right to add to or change the types of investment alternatives available to Participants and Beneficiaries.

               At the time an Eligible Employee becomes a Participant in the Plan and makes an election in accordance with Section 4.1, the Eligible Employee must choose, on a form provided by the Benefits Committee, the percentage in which contributions made by or on behalf of such Participant are to be invested in each investment fund. Such percentage may be 0%, or in increments of 5%, up to a total of 100%. Participant's investment elections must total 100%. A Participant or Beneficiary may elect to have all of his Total Account invested in a single investment vehicle.

        (b) During the absence of a valid election by a Participant, the contributions made by or on behalf of such Participant, shall be credited to the fund with the least investment risk.

6.3     CHANGE IN INVESTMENT ELECTION

        A Participant may elect, effective as of any Change Date, to reallocate in 5% increments his Basic and Supplemental Before-Tax Contribution Accounts, Employer Matching Contribution Account, and Rollover Account among the investment funds, provided that the Participant files with the Benefits Committee a new election on the appropriate form at such time and in such manner as the Benefits Committee may require. Any elections made in accordance with this paragraph shall apply to the amounts existing in the Participant's Basic

                                                                            (30)
        and Supplemental Before-Tax Contribution Accounts, Employer Matching Contribution Account, and Rollover Account on the Change Date and to all contributions credited to such Accounts on or after such Change Date.

        The Benefits Committee may from time to time:

        (a) Limit or restrict a Participant's ability to change the allocation of his Basic and Supplemental Before-Tax Contribution Accounts, Employer Matching Contribution Account, and Rollover Account among the investment funds and/or withdraw balances from the various investment funds in order to conform to the practices, provisions, or restrictions of any investment media held in any such investment fund; and

        (b) Adopt procedures relating to the determination and allocation of the investment earnings among the Participants' Basic and Supplemental Before-Tax Contribution Account, Employer Matching Contribution Account, and Rollover Account, in order to facilitate the administration of the Plan on an equitable and practicable basis.

6.4     RESPONSIBILITY OF PARTICIPANT IN SELECTING INVESTMENT FUNDS

        The selection of an investment fund or funds is the sole responsibility of each Participant. The Benefits Committee, the Trustee, the Investment Manager, the Employer, or any other fiduciary to the Plan may not advise a Participant as to the election of any investment fund or the manner in which contributions shall be invested. The fact that a security is available to Participants for investment under the Plan shall not be construed as a recommendation as to the purchase of that security, nor shall the designation of an investment fund impose any liability on the Benefits Committee, the Trustee, the Investment Manager, or the Employer.

6.5     ESTABLISHMENT OF PARTICIPANT ACCOUNTS

        (a) The Trustee shall establish and maintain for each Participant a Total Account, consisting of the following accounts, and any such other accounts as may be deemed necessary by the Benefits
               Committee:

               (i)     Basic Before-Tax Contribution Account;
               (ii)    Supplemental Before-Tax Contribution Account;
               (iii)   Employer Matching Contribution Account;
               (iv)    Regular Profit Sharing Account;

                                                                            (31)

               (v)     Cash Option Deferred Account; and
               (vi)    Rollover Account.

        (b) Within each of the accounts described in paragraph (a) above, separate records shall be kept of the portion of the account credited to each investment fund.

        (c) Such accounts as described in Sections 6.5(a)(iv) and (v) above shall be maintained primarily for bookkeeping purposes. The Trustee shall not be required to segregate the assets in these accounts of Participants for purposes of investment or otherwise.

6.6     FAIR MARKET VALUE OF TRUST ASSETS

        The fair market value of all of the assets of the Trust Fund shall be determined by the Trustee on each Valuation Date.

6.7     ALLOCATION OF TRUST ASSETS

        The balance of each Participant's Total Account (including the Regular Profit Sharing Account portion, if any, of a Forfeiture Account attributable to a Participant and not yet available for reallocation pursuant to Section 7.5) shall be adjusted as of each Valuation Date.

        In addition to the rules set forth above, the credit balance of the Total Accounts of Participants shall be reduced by any distributions made since the most recent Valuation Date.

6.8     CORRECTION OF ERROR

        The Benefits Committee may adjust the Total Accounts of any or all Participants or Beneficiaries in order to correct errors or rectify omissions, including, without limitation, any allocations to a Participant's Total Account made in excess of the limits specified in Sections 4.5, 12.4, and 12.5, in such manner as it believes will best result in the equitable and nondiscriminatory administration of the Plan.

                                                                            (32)

6.9     ALLOCATION SHALL NOT VEST TITLE

        The fact that an allocation is made and amounts are credited to the Total Account of a Participant shall not vest in such Participant any right, title, or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan, nor shall the Trustee be required to segregate physically the assets of the Trust Fund by reason thereof.

                                                                            (33)

                                    ARTICLE 7

                                    BENEFITS


7.1     NATURE OF BENEFITS

        The benefits provided by this Plan consist of the right of a Participant to receive a distribution of the vested portion of his Total Account in accordance with the provisions of this Article 7. The value of a Participant's Total Account shall be determined as of the Valuation Date preceding the date on which payment is made.

7.2     MEDIUM AND METHOD OF DISTRIBUTION

        The amount payable to a Participant (or Beneficiary) under the terms of the Plan shall be distributed in the form of a single lump sum payment in cash.

7.3     TIMING OF DISTRIBUTION

        Except as noted below and otherwise provided in this Plan, the vested portion of a Participant's Account shall be paid as soon as administratively feasible following the first Valuation Date following the date the Employee's employment with the Employer or an Affiliated Employer terminates. Distribution shall be made no later than 60 days after the close of the Plan Year in which occurs the latest of the Participant's (A) Normal Retirement Date, (B) tenth anniversary of Plan participation, or (C) separation from service with the Employer and all Affiliated Employers.

        If the value of a Participant's vested Account has ever exceeded $3,500 during his participation in the Plan, payment to such Participant shall not be made in accordance with the above unless the Participant consents to such distribution. In addition, a Participant who elects not to receive his distribution in accordance with the above, may elect to receive such distribution at any time prior to the date distributions must commence in accordance with IRC Section 401(a)(9).

                                                                            (34)

7.4     VESTING

        A Participant shall always have a nonforfeitable, or 100% vested, interest in his Basic and Supplemental Before-Tax Contribution Accounts, Cash Option Deferred Account, Employer Matching Contribution Account, and Rollover Account. A Participant's vested interest in his Regular Profit Sharing Account shall become 100% vested, upon the earliest of his:

        (a)    Normal Retirement Date,
        (b)    death (while actively employed),
        (c)    Disability Retirement Date, or
        (d)    September 30, 1995.

        The vested interest of a Participant in his Regular Profit Sharing Account at any time prior to the date indicated above, shall be based upon the Participant's Years of Service in accordance with the following:

             YEARS OF SERVICE                           VESTED PERCENTAGE
                Less than 3                                      0%
                     3                                          30%
                     4                                          40%
                     5                                          60%
                     6                                          80%
                 7 or more                                      100%

        If any Plan amendment changes the vesting schedule set forth above, each Participant who has completed at least three Years of Service as of the later of (a) the date the Plan amendment is adopted, or (b) the date the Plan amendment becomes effective shall have the vested percentage of his Regular Profit Sharing Account computed in accordance with the vesting schedule that produces the higher vested benefit.

7.5     FORFEITURES

        (a)    Prior to January 1, 1985:

               If a Participant incurs a One-Year Break in Service before his Regular Profit Sharing Account had become 100% vested pursuant to the provisions of the Plan in effect on his date of termination, the nonvested portion of such Account shall be forfeited effective as of the last day of the Plan Year during which the Participant incurred a

                                                                            (35)

               One-Year Break in Service. Upon such date, the amount forfeited shall be added to the Employer Profit Sharing Contribution for the Plan Year ending on such date and shall be allocated in the same manner as such Employer Profit Sharing Contribution.

        (b)    After January 1, 1985:

                  (i)   Timing of Forfeitures:

                        If a Participant who terminates his employment with the Employer before his Regular Profit Sharing Account had become 100% vested and receives a distribution of the vested portion of his Regular Profit Sharing Account, the non-vested amount remaining in such Participant's Regular Profit Sharing Account, after distribution of the vested portion of his Regular Profit Sharing Account, shall be forfeited as of the last day of the Plan Year in which his termination of employment from the Employer occurs and has received the vested portion of his Regular Profit Sharing Account. If a Participant who terminates employment before his Regular Profit Sharing Account had become 100% vested does not receive a distribution of the vested portion of his Regular Profit Sharing Account, the non-vested amount in such Participant's Regular Profit Sharing Account shall be forfeited on the last day of the Plan Year during which the Participant incurs five consecutive One Year Breaks in Service. Solely for purposes of this paragraph, a Participant who terminates on the last day of a Plan Year shall be treated as though he terminated employment on the first day of the following Plan Year. The amount forfeited shall be allocated in the same manner as the Regular Profit Sharing Contribution for such year.


                 (ii)   Rehire - Repayments Permitted Within Five Years of
                        Reemployment:

                        In the event a Participant described in subparagraph (i) above is rehired prior to incurring five consecutive One-Year Breaks in Service, the Participant shall be permitted to repay the entire amount of the distribution in order to restore the nonvested portion of his Regular Profit Sharing Account balance to his Total Account for the purpose of future vesting as if he had not separated from Service or received a distribution. The permissible repayment period shall continue until the fifth anniversary of the day on which the Employee is reemployed by the Employer.

                                                                            (36)

                        If such repayment is not made before such period, such Participant's vested amount will be determined by including Years of Service accrued before such Participant's separation from Service but without regard to amounts allocated prior to such separation.

                        In the event that the terminated Participant's vested balance in his Regular Profit Sharing Account was zero,

                        (A) distribution of the vested balance in his Regular Profit Sharing Account shall be deemed to have been made to him as of the date of his termination of employment,

                        (B) repayment shall be deemed to be made on his reemployment commencement date, and

                        (C) the balance in his Regular Profit Sharing Account shall be restored accordingly.

                (iii)   Restoration of Regular Profit Sharing Account Balances:

                        A Participant who made or who is deemed to have made a repayment pursuant to subparagraph (ii) above will have recredited to his Regular Profit Sharing Account, as of the last day of the Plan Year coinciding with or next following his date of rehire, the portion of such Account balance which he forfeited upon his prior termination from Service with the Employer unadjusted for any subsequent gains or losses. The sources for restoring a previous forfeiture in a subsequent year will be, in order of priority:

                        (A) Forfeitures occurring in the Plan Year in which the Regular Profit Sharing Account balances are recreated, if not sufficient then;

                        (B) Earnings allocable to nonsegregated Regular Profit Sharing Account balances and realized during the Plan Year in which such Account balances are recreated, if still not sufficient then;

                                                                            (37)

                        (C) Employer Profit Sharing Contributions made by the Employer for the Plan Year in which the Regular Profit Sharing Account balances are recreated.

                        Such reinstated Regular Profit Sharing Account balances shall be subject to the vesting requirements described in Article 7.4.

                 (iv)   Rehire After Five Years:

                        In the event a former Participant is rehired after incurring five consecutive One-Year Breaks in Service, the portion of the Participant's Regular Profit Sharing Account which he forfeited upon his prior termination shall be deemed to be a permanent forfeiture and shall not be recredited to the Participant's Regular Profit Sharing Account if he subsequently becomes eligible to participate in the Plan, except as follows:

                        Such a former participant shall have his prior nonvested portion in his Regular Profit Sharing Account restored, if such former Participant repays the entire amount of the distribution he previously received under the Plan (upon his prior termination) by the close of five consecutive One-Year Breaks in Service commencing after such prior distribution.

                        To the extent applicable, the procedures of paragraph
                        (iii) above shall apply to the restoration of the Participant's nonvested portion of his Regular Profit Sharing Account if he repays his prior distribution under this paragraph (iv).

7.6     PERMANENT AND TOTAL DISABILITY

        "PERMANENT AND TOTAL DISABILITY" shall be a total disability which satisfies the requirements for benefit entitlement under any long-term disability plan or program sponsored by the Employer and the Benefits Committee concludes that such total disability is likely to be permanent.

        If any disabled Participant returns to the employ of the Employer, he shall become a Participant on his reemployment date, and the various Plan sections regarding reemployment with an Employer shall be applied to him.

                                                                            (38)

7.7     DISTRIBUTION ON DEATH

        Upon the death of any Participant, the vested portion of the Participant's Total Account shall be distributed to the Participant's designated Beneficiary in accordance with the following rules:

        (a) If the Participant has a Spouse at his date of death, the distribution shall be paid to his Spouse as designated Beneficiary. The distribution may be paid to a designated Beneficiary other than the Participant's Spouse while the Spouse is living only with the written consent of the Participant's Spouse. A spousal consent must:

                  (i)   Be in writing on a form provided by the Benefits
                        Committee;

                  (ii)  Specify the Beneficiary;

                  (iii) Acknowledge the effect of such consent; and

                  (iv)  Be witnessed by a notary public.

               Any such consent will be valid only with respect to the Spouse who signs the consent. A spousal consent is not required, however, if the Participant establishes to the satisfaction of the Benefits Committee

                        (A)   that there is no Spouse;
                        (B)   that the Spouse cannot be located;
                        (C) that the Participant has been abandoned by the Spouse within the meaning prescribed by applicable law and evidenced by a court order; or
                        (D) that spousal consent is not required under other applicable regulations.

               If the Participant does not have a Spouse at his date of death, the distribution shall be paid to the designated Beneficiary elected by the Participant.

               If a Participant's designated Beneficiary shall have predeceased the Participant, or if a Beneficiary designation shall have lapsed or failed for any reason, payment will be made to the Beneficiary designated under Section 7.10.

                                                                            (39)

        (b) The distribution shall be paid to the Beneficiary as soon as administratively feasible following the Valuation Date after the date the Participant's death is reported to the Benefits Committee; provided the designated Beneficiary has filed a proper distribution election form with the Benefits Committee. Distribution shall be made in a single lump sum cash payment.

        (c) If the Participant's designated Beneficiary is his Spouse, such Spouse may elect to defer distribution until any time prior to the date distributions must commence in accordance with IRC
               Section 401(a)(9). Such election must be made no later than the date distribution is required under paragraph (b) above. If the Participant's Spouse dies before any distribution is made, the provisions of this Section shall be applied as though the Spouse were the Participant.

        (d) Notwithstanding the preceding, if the Participant's Account to which the Beneficiary is entitled under this Section did not, at any time, exceed $3,500 during the Participant's participation in the Plan, distribution shall be made to the Beneficiary in a single lump sum cash payment as soon as practicable after the Valuation Date next following the date the Participant's death is reported to the Benefits Committee.

7.8     DISTRIBUTION TO ALTERNATE PAYEES

        The Benefits Committee may authorize the Trustee to make a lump sum distribution to an Alternate Payee pursuant to a Qualified Domestic Relations Order as soon as administratively practicable after the Valuation Date next following the date the Alternate Payee has filed a request for distribution with the Committee.

        If the Alternate Payee's nonforfeitable interest in the Plan does not exceed $3,500, distribution to the Alternate Payee shall be made as soon as administratively possible.

7.9     INVESTMENT OF DEFERRED DISTRIBUTIONS

        Any amounts deferred in accordance with this Article 7 shall be held in the Participant's Total Account and shall continue to share in the investment experience of the Trust Fund as long as a balance remains.

7.10    DESIGNATION OF BENEFICIARY

                                                                            (40)

        (a) Each Participant may designate, on a form provided by the Benefits Committee, a Beneficiary or Beneficiaries to receive any benefits distributable hereunder after the death of the Participant. Such designation of a Beneficiary or Beneficiaries shall not be effective for any purpose unless and until it has been filed by the Participant with the Benefits Committee, provided, however, that a designation mailed by the Participant to the Benefits Committee prior to his death and received by the Benefits Committee after his death shall take effect upon such receipt, but prospectively only and without prejudice to any payor or payee on account of any payments made before receipt of such designation by the Benefits Committee.

               Notwithstanding the above, the following provisions shall apply:

                  (i) A Participant's Beneficiary shall be his surviving Spouse, if the Participant has a surviving Spouse, unless the Participant has designated another Beneficiary pursuant to the spousal consent requirements of Section 7.7(a).

                 (ii) A Participant may from time to time change his designated Beneficiary or Beneficiaries, but any such designation which has the effect of naming a person other than the Participant's surviving Spouse, if any, as sole Beneficiary is subject to the spousal consent requirements of Section 7.7(a).

        (b) In the absence of a Beneficiary designation by the deceased Participant, or if a designation of Beneficiary lapses or fails for any reason, distribution of the deceased Participant's nonforfeitable interest in the Trust Fund shall be distributed to the surviving Spouse of the Participant or, if there be none surviving, to the duly appointed and currently acting personal representative of the Participant's estate.


7.11    ADVICE OF BENEFITS

        The Benefits Committee shall establish such rules and procedures as it deems necessary to properly advise all Participants and other persons as to any rights they may have to a benefit under this Plan and may impose upon any such person reasonable requirements with respect to filing application for such benefits.

7.12    INCAPACITY

                                                                            (41)

        If any person to whom a benefit is payable hereunder is an infant or if the Benefits Committee determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Benefits Committee may cause the payments becoming due to such person to be made to such person's legally appointed guardian or conservator.

7.13    PROOF OF CLAIM

        The Benefits Committee may require such proof of death and such evidence of the right of any person to receive payment of the value of the vested interest in the Trust Fund of a deceased Participant or former Participant as the Benefits Committee may deem desirable.

7.14    DIRECT ROLLOVER DISTRIBUTIONS

        Notwithstanding any provision of the Plan to the contrary, if any distribution to a Distributee (i) is made on or after January 1, 1993,
        (ii) totals $200 or more, and (iii) constitutes an Eligible Rollover Distribution, the Distributee may elect on a form provided by the Benefits Committee to have all or part of such Eligible Rollover Distribution paid in a direct rollover to an Eligible Retirement Plan selected by the Distributee. For this purpose, a Distributee, an Eligible Rollover Distribution, and an Eligible Retirement Plan shall be defined as follows:

        (a) Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

        (b) Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                                                            (42)

        (c)    Eligible Retirement Plan means a plan described below:

                  (i) an individual retirement account described in Section 408(a) of the Code;

                  (ii) an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code;

                  (iii) with respect to Participants and Distributees who are alternate payees only, a qualified defined contribution plan and exempt trust described in Sections 401(a) and 501(a) of the Code respectively, the terms of which permit the acceptance of rollover contributions; or

                  (iv) with respect to Participants and Distributees who are alternate payees only, an annuity plan described in
                        Section 403(a) of the Code.

        If an election is made to have only a part of an eligible rollover distribution paid in a direct rollover, the amount of the direct rollover must total $500 or more.

        Direct rollovers shall be accomplished in accordance with procedures established by the Benefits Committee.

7.15    GENERAL DISTRIBUTION REQUIREMENTS

        All distributions made under this Article 7 shall be determined and made in accordance with the provisions of Section 401(a)(9) of the Code (including, for calendar years beginning after December 31, 1988, Income Tax Regulations prescribed under Section 401(a)(9) of the Code for the minimum distribution of incidental benefits). The consent of neither the Participant nor the Participant's Spouse shall be required to the extent a distribution must be made to satisfy the provisions of Section 401(a)(9) of the Code. All applicable provisions of Section 401(a)(9) of the Code and the Regulations prescribed thereunder are hereby incorporated by reference.

                                                                            (43)

                                    ARTICLE 8

                        LOANS AND IN SERVICE WITHDRAWALS


8.1     LOAN AVAILABILITY

        (a) Except to the extent provided in Section 8.4, any Participant who is not an "owner-employee" within the meaning of Section 4975(d) of the Code may request a Loan in an amount which does not exceed an amount equal to the lesser of (i) or (ii) below:

                  (i) $50,000 reduced by the individual's highest outstanding Loan balance from this Plan and all other qualified plans of the Employer and all Affiliated Employers during the 12 month period ending on the day before the date the new Loan is made.

                 (ii) 50% of the individual's vested interest in his Total Account reduced by the outstanding balance of all previous Loans made to the individual from this Plan.

        (b) An applicant may request a Loan from the Plan to meet certain financial needs, as follows:

                  (i) To pay expenses associated with the purchase and/or renovation of the applicant's primary residence;

                  (ii) To prevent eviction or foreclosure from your primary residence;

                  (iii) To pay medical expenses incurred by the applicant or his immediate family which are not covered by insurance;

                  (iv) To pay educational expenses beyond the high school level incurred by the applicant or applicant's immediate family member, or

                  (v)   To pay funeral expenses for an immediate family member.

                                                                            (44)

        (c) Requests for Loans must be submitted in writing to the Benefits Committee on a form designated for that purpose by the Benefits Committee. Decisions by the Benefits Committee regarding Loans shall be made on a uniform, nondiscriminatory basis, shall be final and shall be communicated to the applicant approximately 30 days from the date the Loan application is received by the Benefits Committee.

8.2     LOAN CONDITIONS

        A Plan Loan shall be subject to the following conditions:

        (a) A new Plan Loan shall not be made to an applicant until he fully repays any previous Plan Loan.

        (b)    The minimum Loan shall be $1,000.

        (c) The maximum Loan amount shall be based upon the vested balance in the applicant's Total Account as of the Valuation Date preceding the date the Loan is made.

        (d) Each Loan shall bear interest at a rate equal to 1% point above the United States Treasury rate for an instrument with a similar maturity to that of the Plan Loan on the date the Plan Loan request is made. Notwithstanding the foregoing, the Plan Loan interest shall conform to the amount necessary to comply with Department of Labor Regulation 2550.408b-1(e).

        (e) Each Loan shall be secured by collateral consisting of the applicant's vested interest in his Total Account, supported by a promissory note for the amount of the Loan, made payable to the Trustee.

        (f) In applying for a Loan, the applicant shall agree to repay the Loan plus interest over a period of years from one to five, as elected by the Participant, unless the Loan is to be used for the purchase of the Participant's principal place of residence, in which case the repayment period may be any period of years up to fifteen years, as elected by the Participant.

        (g) Repayment by Participants actively employed by an Employer during the repayment period shall be in equal installments by weekly or bi-monthly payroll deductions and

                                                                            (45)
               shall commence with the first paycheck received by the Participant in the month following receipt of the Loan.

        (h) Full repayment of the entire outstanding balance of a Loan may be as of the last day of any month during the repayment period.

        (i) If any individual fails to repay a Plan Loan in accordance with its terms, the Loan shall be in default. The balance will be paid automatically from the applicant's Total Account (unless he repays the Loan prior to the last day of the month in which he terminates) in the following order until the full amount of the Loan has been provided:

                  (i)   from his Supplemental Before-Tax Contribution Account;

                  (ii)  from his Basic Before-Tax Contribution Account;

                  (iii) from his Cash Option Deferred Account;

                  (iv)  from his Rollover Account;

                  (v)   from his Employer Matching Contribution Account; and

                  (vi) from his Regular Profit Sharing Account (to the extent vested).

               If the Loan remains in default at the time the applicant terminates employment, in accordance with governmental regulations, the Benefits Committee shall authorize the Trustee to cancel and distribute the promissory note and report a taxable distribution to the Internal Revenue Service equal to the amount transferred from his Total Account to repay the loan.

8.3     LOAN FUND

        A separate loan fund shall not be established; instead, Participant loans shall be considered an asset of the investment fund which contains the least investment risk or such other fund selected by the Trustee.

                                                                            (46)

8.4     LOANS TO PARTIES-IN-INTEREST

        (a) Notwithstanding anything to the contrary in the Plan, Plan Loans shall be made available to Participants (either active or former) and Beneficiaries who are "parties-in-interest" as defined in
               Section 3(14) of ERISA, to the extent required by applicable law.

        (b) The provisions of this Section 8.4 shall be null and void without amendment to the Plan in the event that by ruling of the Commissioner of Internal Revenue and/or the Secretary of Labor the rules herein set forth are no longer necessary to prevent any prohibited discrimination that may occur in the Plan's Loan program.

8.5     IN SERVICE WITHDRAWALS AFTER AGE 59-1/2

        A Participant who has attained age 59-1/2 and completed ten or more Years of Service may elect to withdraw all or any part of the vested portion of his Total Account, by submitting a written request to the Benefits Committee at least fifteen days prior to a Valuation Date.

        The amount to be withdrawn shall be taken from the Participant's Total Account in the following order, with the full amount available from each account to be fully withdrawn before any amount is taken from the next account:

        (a)    from the Participant's Rollover Account;
        (b)    from the Participant's Employer Matching Contribution Account;
        (c) from the Participant's Regular Profit Sharing Account (to the extent vested);
        (d)    from the Participant's Cash Option Deferred Account;
        (e) from the Participant's Supplemental Before-Tax Contribution Account; and
        (f)    from the Participant's Basic Before-Tax Contribution Account.

        The distribution shall be made as soon as practicable following the Valuation Date following the date the application is received.

                                                                            (47)

                                    ARTICLE 9

                            THE BENEFITS COMMITTEE


9.1    ESTABLISHMENT AND COMPOSITION

       The general administration of the Plan and the responsibility for carrying out its provisions shall be vested in the Benefits Committee, which shall be composed of at least three persons appointed from time to time by the Board to serve at its pleasure. The Benefits Committee shall be a "NAMED FIDUCIARY" of the Plan in accordance with Section 402(a) of ERISA.

       If at any time there shall be a vacancy in the membership of the Benefits Committee, the remaining member or members of the Committee shall continue to act until such vacancy is filled by action of the Board.

9.2    RULES AND REGULATIONS

       The Benefits Committee may from time to time establish rules, regulations, and procedures for the administration of the Plan and the conduct and transaction of its business and affairs.

9.3    POWERS AND DUTIES

       The Benefits Committee shall have and shall exercise complete discretionary authority to discharge its duties hereunder, including, but not limited to, the authority to interpret and construe the Plan to determine all questions of eligibility, duration of service, dates of birth, participation or retirement, allocation of benefits, value of benefits, and similarly related matters for the purpose of the Plan, the authority to prescribe forms to be used for designating Beneficiaries or for changing or revoking such designation, and the authority to take such other action not inconsistent with the Plan or with any action of the Board as it deems appropriate in order to administer the Plan. Any such construction, administration, interpretation or application shall be final, binding and conclusive upon all persons concerned.


                                                                            (48)

9.4    INSTRUCTIONS

       The Benefits Committee shall, from time to time, issue instructions to the Trustee with respect to the payments to be made out of the Fund pursuant to the Plan.

9.5    ADMINISTRATION

       The Benefits Committee may retain or employ such legal, accounting and clerical assistance as it deems expedient in carrying out the provisions of the Plan, and may delegate to any member, or members of the Benefits Committee and/or any employee or employees of the Employer any ministerial or routine act or duty in connection with the administration of the Plan.

9.6    COMPENSATION OF BENEFITS COMMITTEE

       No Employee of the Employer who is a member of the Benefits Committee shall receive compensation for his services as a member, but a member of the Benefits Committee who is not an Employee may be compensated as the Board may determine.

9.7    PRUDENCE

       Any person serving as a member of the Benefits Committee shall use that standard of care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

9.8    CLAIMS PROCEDURE

       In the event that an Employee or Participant disagrees with any decision of the Benefits Committee regarding his rights to receive a benefit under the Plan, the amount of any such benefit, or any other factor affecting his rights under the Plan, the Employee or Participant may request a review of such decision, including a hearing before the full Benefits Committee concerning his rights. Such a request must be made in writing to the Benefits Committee within 60 days after receipt of such Committee's decision. The Employee or Participant shall be entitled to review documents pertinent to his claim and to submit issues and comments in writing to the Benefits Committee. The Benefits Committee shall within 60 days after receiving the Employee's or Participant's request for a hearing, grant the


                                                                            (49)

       Employee or Participant such a hearing, at which the Employee or Participant shall be entitled to have his attorney, or other person of his choice, present. Within 60 days after the request for a review is first received (or within 120 days after a request for a hearing is first received), the Benefits Committee shall issue a written decision to the Employee or Participant with respect to his case, giving specific reasons for its decision and specific references to the pertinent Plan provisions on which the decision is based.

9.9    INSURANCE

       The Benefits Committee shall have the right to purchase such insurance as it deems necessary to protect the Plan and the Fund from loss due to any breach of fiduciary responsibility by any person. Any premiums due on such insurance may be paid from Fund assets provided that, if such premiums are so paid, such policy of insurance must permit recourse by the insurer against the person who breaches his fiduciary responsibility. Nothing in this Section shall prevent the Benefits Committee or the Employer, at its, or his own expense, from providing insurance to any person to cover potential liability of that person as a result of a breach of fiduciary responsibility, nor shall any provisions of the Plan preclude the Employer from purchasing from any insurance company the right of recourse under any policy issued by such insurance company.


                                                                            (50)

                                   ARTICLE 10

                                     TRUSTEE

10.1   INVESTMENT RESPONSIBILITY

       The responsibility for investment of the Trust Fund assets shall rest with the Trustee, except to the extent that the Trustee has delegated such responsibility to another Trustee or Trustees, as described in
       Section 10.5, or to an Investment Manager.

       The Trustee shall invest the assets of the Trust Fund in such stocks, bonds or other securities or certificates of participation or shares of any mutual investment company, trust or fund, or any other property of any kind, real or personal, tangible or intangible, as it may deem advisable, whether or not authorized under any present or future laws for the investment of trust funds, provided that the Trustee may hold funds of the Trust Fund uninvested without liability for interest if and to the extent that it may deem advisable from time to time; and the Trustee is authorized to commingle part or all of the assets of the Trust Fund in or with any one or more trusts created for the investments or collective investment of funds held under Employees' retirement benefit plans or trusts which are qualified within the meaning of and exempt from tax under the revenue laws of the United States, and permitted by existing or future rulings of the United States Treasury Department to pool their respective funds in a group trust, and the terms of any such collective investment trust shall be deemed incorporated herein and made a part hereof. The Trustee may accumulate and invest income.

       The Trustee, if a bank or trust company, is specifically authorized to maintain checking and earnings accounts in its own bank or trust company and is further authorized to purchase money market investments issued by itself. If otherwise permitted by law the Trustee may hold property in the name of a nominee without disclosure of its trust. No transfer agent, bank or other person dealing with the Trustee need inquire into the Trustee's authority to make transfers or need see to the application of property received by the Trustee.


                                      (51)

10.2   CUSTODY

       The Trustee shall have the exclusive responsibility for custody of the Trust Fund, including any income, from and after the receipt of an Employer Contribution or other addition to the Trust Fund.

10.3   DISTRIBUTIONS

       The Trustee shall make distributions to Participants and their Beneficiaries in accordance with the written instructions of the Benefits Committee, observing the names, addresses and other similar instructions given by such Committee, and the Trustee shall have no other responsibility with respect to such distributions.

10.4   ALLOCATION OF RESPONSIBILITIES AMONG TRUSTEES REGARDING PLAN ASSETS

       If there shall be more than one Trustee, the Trustees shall jointly manage and control the assets of the Trust Fund, the Trustees may by agreement allocate any such specific responsibilities, obligations or duties among themselves as they deem advisable, including (without limitation) the duties of the Trustees respecting custody and registration of securities.

10.5   FIDUCIARY STATUS

       The Trustee is a fiduciary and shall discharge of its duties as set forth in the Plan and the requirements of law.

10.6   PLAN AND TRUST EXPENSES

      The Benefits Committee or the Sponsoring Employer may direct the Trustee to pay from the Trust Fund any or all expenses of administering the Plan and Trust, to the extent such expenses are reasonable. The Benefits Committee or the Sponsoring Employer will determine what constitutes a reasonable expense of administering the Plan and Trust, and whether such expenses shall be paid from the Trust Fund. Any such expenses not paid out of the Trust Fund shall be paid by the Sponsoring Employer; provided, however, that to the extent permitted by ERISA, the Benefits Committee or the Sponsoring Employer may direct the Trustee to reimburse the Sponsoring Employer out of the Trust Fund for a


                                                                            (52)
       reasonable expense of administering the Plan which is paid by the Sponsoring Employer prior to a determination with respect to such expense.

10.7   RESIGNATION

       The Trustee may resign upon 30 days' prior written notice to the Benefits Committee.

10.8   TRUSTEE'S MISCELLANEOUS POWERS

       The Trustee shall have the following powers exercisable without leave of court and without limiting any power otherwise given to the Trustee:

       (a) VOTING. The Trustee may vote all securities held in the Trust Fund either directly or by proxy.

       (b) TRANSFERS. The Trustee may buy, sell, mortgage, grant a security interest in, lease (for any length of time) or otherwise deal with real or personal property on such terms as the Trustee deems proper; the Trustee shall take any action which the Benefits Committee directs regarding the sale or exchange of securities in connection with any merger or other reorganization described in the Code or otherwise; the Trustee may execute instruments of conveyance in such form as the Trustee deems proper.

       (c) CONTRACTS. The Trustee may make contracts binding upon the trust estate without assuming personal liability therefor.

       (d) LOANS. The Trustee may borrow and lend on such terms as the Trustee deems proper.

       (e) CLAIMS. The Trustee may pay a claim on such proof as the Trustee deems sufficient and may compromise disputed claims of or against the Trustee on such terms as the Trustee deems adequate.

       (f) BANKING TRANSACTIONS. The Trustee may authorize one or more persons to sign checks and other commercial paper and engage in banking transactions on behalf of the Trust Fund. A Trustee which is a bank may use its own banking facilities, to the extent permitted by law, for deposits of funds of the Trust Fund.


                                                                            (53)

10.9   TRUSTEE'S ACCOUNTS

       The Trustee shall render periodic accounts to the Benefits Committee and the Employer. It shall have no duty to account to Participants and their Beneficiaries, who shall look exclusively to the Benefits Committee as Plan Administrator for disclosure and reporting.

       Within a reasonable time after the close of each fiscal year of the Employer, or of any termination of the duties of the Trustee hereunder, the Trustee shall prepare and deliver to the Benefits Committee an account of its acts and transactions as Trustee during such fiscal year or during such period from the close of the last fiscal year to the termination of the Trustee's duties, respectively, including a statement of the then current value of the Trust Fund. Any such account shall be deemed accepted and approved by the Benefits Committee, and the Trustee shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustee within 60 days of receipt thereof by the Benefits Committee.

       The Trustee or the Benefits Committee shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustee and the Benefits Committee (although the Trustee may also join such other parties as it may deem appropriate), and any judgment or decree entered therein shall be conclusive.

10.10  INDEMNIFICATION OF TRUSTEE

       The Employer shall indemnify and hold harmless the Trustee for any liability or expenses, including without limitation reasonable attorney's fees, incurred by the Trustee with respect to taking such investment direction as the Benefits Committee may authorize, and, in addition, with respect to holding, managing, investing or otherwise administering the Trust Fund, except for its lack of good faith or lack of due care or except as may be judicially determined.


                                                                            (54)

                                  ARTICLE 11

                             TOP HEAVY PROVISIONS

11.1   TOP HEAVY DEFINITIONS

       For purposes of this Article, the following terms shall have the meanings indicated below:

       (a) "KEY EMPLOYEE" means any employee or former employee (including any deceased employee) of an Employer or an Affiliated Employer who at any time during the Plan Year containing the Determination Date for the Plan Year in question, or any of the four preceding Plan Years is:

             (i) An officer of an Employer or Affiliated Employer, if such individual received Annual Compensation (as defined below) of more than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. No more than 50 employees (or, if lesser, the greater of 3 employees or 10% of the employees) shall be treated as officers (exclusive of employees described in Section 414(q)(8) of the Code).

            (ii) One of the 10 employees owning or considered as owning (within the meaning of Section 416(i) of the Code) both more than a 1/2 percent ownership interest and one of the ten largest ownership interests in an Employer or Affiliated Employer, if such employee's Annual Compensation (as defined below) exceeds 100% of the maximum annual limit under Section 415(c)(1)(A) of the Code.

           (iii) A 5% owner of an Employer or Affiliated Employer. A "5% owner" means a person owning (or considered as owning, within the meaning of Section 416(i) of the Code) more than 5% of the outstanding stock of an Employer or Affiliated Employer, or stock possessing more than 5% of the total combined voting power of all stock of an Employer or Affiliated Employer (or having more than 5% of the capital or profits interest in any Employer or Affiliated Employer that is not a corporation determined under similar principles).

            (iv) A 1% owner of an Employer or Affiliated Employer having Annual
                 Compensation (as defined below) of more than $150,000. A "1% owner"


                                                                            (55)
                 means any person who would be described in paragraph (a)(iii) above if "1%" were substituted for "5%" in each place where it appears in paragraph (a)(iii).

                 A Key Employee shall be determined in accordance with the provisions of Section 416(i) of the Code and the regulations thereunder.

       (b) "ANNUAL COMPENSATION" means for years beginning after 1988, 415 Compensation (as defined in Section 12.4(b)) in addition to any amounts contributed on behalf of the Employee by an Employer or an Affiliated Employer pursuant to a salary deferral agreement or cash option deferral under the Plan (or any other cash or deferred arrangement described in Section 401(k) of the Code) or a salary reduction agreement pursuant to a cafeteria plan established under
           Section 125 of the Code, or toward the purchase of an annuity described in Section 403(b) of the Code.

       (c) "DETERMINATION DATE" means the last day of the preceding Plan Year, except that for the first Plan Year the Determination Date is the last day of that Plan Year.

       (d) "AGGREGATION GROUP" means either:

             (i) A "REQUIRED AGGREGATION GROUP" which is each qualified plan of an Employer or Affiliated Employer which provides benefits to a Key Employee, and each other qualified plan of an Employer or Affiliated Employer (including terminated plans maintained within the five-year period ending on the Determination Date), if any, which is included with such plan during the period of five years ending on such plan's Determination Date for purposes of meeting the requirements of Section 401(a)(4) or
                 Section 410 of the Code; or

            (ii) A "PERMISSIVE AGGREGATION GROUP" which is this Plan and each other qualified plan of an Employer or Affiliated Employer which in total would continue to meet the requirements of
                 Section 401(a)(4) and Section 410 of the Code with such other qualified plan being taken into account (i.e., such other qualified plan provides comparable benefits and satisfies the coverage test).

       (e) "NON-KEY EMPLOYEE" means an employee who is not a Key Employee, including any employee who is a former Key Employee.


                                                                            (56)

       (f) "VALUATION DATE" means the date used to calculate the value of account balances or accrued benefits for purposes of determining the top heavy ratio specified in Section 11.2.

           For purposes of this Plan, the Valuation Date shall be the Determination Date. For each other plan, the Valuation Date shall be, subject to Section 416 of the Code, the most recent Valuation Date which falls within or ends within the period of twelve months ending on the applicable determination date for such plan.

       (g) "EMPLOYEE," "FORMER EMPLOYEE," "KEY EMPLOYEE" and "NON-KEY EMPLOYEE" shall also include Beneficiaries of such an employee.

11.2   DETERMINATION OF TOP HEAVY STATUS

       The Plan shall be deemed a top heavy plan for a Plan Year if, as of a Valuation Date, the sum of the account balances of Key Employees under this Plan and all other defined contribution plans in the Aggregation Group, and the present value of accrued benefits of Key Employees under all defined benefit plans in the Aggregation Group exceeds 60% of the sum of the account balances of all Participants under this Plan and all other defined contribution plans in the Aggregation Group and the present value of accrued benefits of all Participants under all defined benefit plans in the Aggregation Group (but excluding participants who are former Key Employees). When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

       For purposes of this test, the following rules shall apply:

       (a) Subject to paragraph (b) below, any distributions made during the five Plan Years ending on the Determination Date shall be taken into account.

       (b) For Plan Years commencing after December 31, 1984, the accounts of all former employees who have not been credited with at least one Hour of Service during the period of five years ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such five year period, such former Employee's accounts shall be taken into consideration.


                                                                            (57)

       (c) If an employee is a Non-Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his accounts shall not be taken into consideration.

       (d) Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits of Non-Key Employees under any defined benefit plans shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by an Employer or Affiliated Employer or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

       (e) The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in the qualified defined benefit plan maintained by the Sponsoring Employer.

       In no event shall the Plan be considered top heavy if it is part of a Required Aggregation Group or a Permissive Aggregation Group which is not top heavy.

11.3   PROCEDURES IN THE EVENT OF TOP HEAVY STATUS

       Notwithstanding any other provision of the Plan to the contrary, for any Plan Year in which the Plan is deemed to be top heavy, the following provisions shall apply:

       (a) Minimum Vesting - Any Participant who completes an Hour of Service in a Plan Year in which the Plan is deemed to be top heavy shall have a nonforfeitable interest in the Employer Profit Sharing Contribution made on his behalf to his Regular Profit Sharing Account for such Plan Year. Furthermore, if the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule and the provisions of Section 7.4 shall be applied.

       (b) Minimum Contribution - The Employer shall make a minimum contribution for each Participant who is a Non-Key Employee and who is employed by an Employer or Affiliated Employer on the last day of the Plan Year as follows:


                                                                            (58)

             (i) If the Participant is also a participant in a defined benefit plan or another defined contribution plan sponsored by an Employer or Affiliated Employer which provides a top heavy minimum benefit, then the minimum contribution to this Plan is 0%.

            (ii) If the Participant is also a participant in a defined benefit plan or another defined contribution plan sponsored by an Employer or Affiliated Employer which provides a top heavy minimum benefit offset by the minimum benefit under this Plan, or if the Participant is not a participant in any other defined benefit plan or defined contribution plan sponsored by the Employer, then the minimum contribution to this Plan is the lesser of:

                 (A) 3% of the Participant's Section 415 Compensation (as defined in Section 12.4(b)) for such Plan Year, or

                 (B) The largest percentage of Employer contributions, as a percentage of Section 415 Compensation (as defined in Section 12.4(b)), allocated to the Total Account of any Key Employee for such Plan Year.

                 For purposes of this paragraph (b)(ii), Participants shall also include Eligible Employees who have waived participation in this Plan, if applicable.

       (c) In any Plan Year in which the Plan is top heavy, but not super top heavy (substituting 90% for 60% in Section 11.2 above), Section 12.4(e) shall be applied by substituting "1.0" for "1.25," unless subparagraph (b)(ii)(A) above is amended to substitute "4%" for "3%" therein.

       (d) In any Plan Year in which the Plan is super top heavy (substituting 90% for 60% in Section 11.2), the factor of "1.25" shall be changed to "1.0" in Section 12.4(e).

       (e) In any Plan Year that the Plan ceases to be top heavy, the above provisions shall no longer apply, except that the portion of a Participant's Regular Profit Sharing Account which was vested pursuant to paragraph (a) above shall remain vested.

       (f) The minimum allocation provisions of paragraph (b) above shall, to the extent necessary, be satisfied by special contributions made by the Employer for that purpose. Neither Before-Tax Contributions nor Employer Matching Contributions


                                      (59)
           shall be taken into account in satisfying the minimum allocation provisions of paragraph (b) above.

       (g) The provisions of this Section 11.3 above shall not apply to any Employee included in a unit of Employees covered by a collective bargaining agreement if, within the meaning of Section 416(i)(4) of the Code, retirement benefits were the subject of good faith bargaining.


                                                                            (60)

                                   ARTICLE 12

                            MISCELLANEOUS PROVISIONS


12.1   SPENDTHRIFT PROVISION

       No benefit payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, loans, liabilities, engagements or torts of the person entitled thereto, except for any loans or other indebtedness due the Trust Fund within the limitations stated in
       Section 4975(d)(3) of the Code and 1.401(a)-13 of the Code of Federal Regulations or similar substitute provisions of applicable regulation. Upon the occurrence or threatened occurrence of any act or thing in violation of or contrary to the foregoing provision, then the benefit affected will, in the discretion of the Benefits Committee, cease and terminate, and in that event the Benefits Committee will make or hold the payments which would otherwise be payable on account thereof to or for the benefit of the Participant or Beneficiary involved, his spouse, children or other dependents, or any of them, in such manner and in such proportion as the Benefits Committee may deem proper.

       This provision shall not apply to a Qualified Domestic Relations Order, and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a Qualified Domestic Relations Order, a former spouse of a Participant shall be treated as the Spouse or surviving Spouse for all purposes under the Plan.

12.2   BONDING

       The requirement of giving bond by any Trustee or other fiduciary or of giving surety on any bond shall be dispensed with to the extent permitted or required by applicable law.


                                                                            (61)

12.3   NO CONTRACTUAL OBLIGATIONS

       This Plan shall not constitute an express or implied contract between the Employer and any Participant and nothing contained herein shall give to any Employee or Participant the right to be retained in the employ of the Employer or to interfere with the management of the Employer's business or, except as otherwise provided by law, the right of the Employer to discharge any Employee or Participant at any time, nor shall it give the Employer the right to require any Employee to remain in its employ, nor shall it interfere with the right of any Employee to terminate his employment at any time.

12.4   LIMITATIONS ON CONTRIBUTIONS

       (a) The maximum annual addition that may be contributed or allocated to a Participant's accounts under this Plan, all other defined contribution plans, all individual medical accounts (as defined in Section 415(l)(2) of the Code) which are part of a defined benefit plan, and, with respect to contributions paid or accrued after December 31, 1985, all separate accounts for post-retirement medical benefits of key employees (as defined in Section 419A(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(e) of the Code), maintained by all Employers and Affiliated Employers for any Limitation Year commencing on or after January 1, 1987 shall not exceed the lesser of (i) or (ii) below:

             (i) $30,000 (or, if greater, 25% of the defined benefit dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Limitation Year), or

            (ii) 25% of the Participant's "Section 415 Compensation" (as defined in paragraph (b) below) for such Limitation Year.

       (b) The term "Section 415 Compensation" means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, to the extent such amounts are includable in gross income, including, but not limited to, overtime pay, tips, bonuses, commissions to paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, and expense allowances, and excluding the following:


                                                                            (62)

             (i) amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary deferral agreement under this Plan or any other cash or deferred arrangement described in Section 401(k) of the Code, to any salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code, or to any other plan of deferred compensation, and which are not includable in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation;

            (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

           (iii) amounts realized with respect to the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

            (iv) other amounts which receive special tax benefits, or
                 contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are excludable from the Employee's gross income).

           For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Section, the term "Section 415 Compensation" means the compensation actually paid or includable in the Employee's gross income for the Limitation Year.

       (c) For purposes of the Plan, an annual addition consists of the amounts allocated to a Participant's accounts during the Limitation Year that constitute:

             (i) Employer Contributions (including Cash Option Deferrals) and forfeitures allocable to a Participant under all plans (or portions thereof) maintained by the Employer subject to Section 415(c) of the Code;

            (ii) the Participant's employee contributions under all such plans
                 (or portions thereof); and


                                                                            (63)

           (iii) amounts allocated after March 31, 1984 to an individual medical account (as defined in Section 415(l)(2) of the Code) under a pension or annuity plan maintained by the Employer, or amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee (as defined in Section 419(A)(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer.

           Any excess amount applied under paragraph (d) below in the Limitation Year to reduce Employer Contributions shall be considered annual additions for such Limitation Year.

           A Participant's employee contributions as described in clause (ii) above shall be determined without regard to any rollover contributions, any employee contributions transferred directly from another plan qualified under Section 401(a) of the Code, or any Loan repayments.

           Employer and employee contributions taken into account as annual additions shall include "excess contributions" as defined in Section 401(k)(8)(B) of the Code, "excess aggregate contributions" as defined in Section 401(m)(6)(B) of the Code, and "excess deferrals" as defined in Section 402(g) of the Code, regardless of whether such amounts are distributed or forfeited, unless such amounts constitute "excess deferrals" that were distributed to the Participant no later than April 15 of the taxable year following the taxable year of the Participant in which such deferrals were made.

       (d) In the event a Participant's total annual additions for a Limitation Year exceed the limitations of paragraph (a) above, Employer Contributions otherwise required with respect to such Participants under Article 5 shall be reduced to the extent necessary to comply with the limitations of paragraph (a) above. If such reduction is not effected in time to prevent such allocations for any Limitation Year from exceeding the limitations of paragraph (a), such excess amount shall, if permissible under Income Tax Regulation 1.415-6(b)(6)(iv), be distributed to the Participant. If such excess amount is not distributed, it shall be used to reduce Employer Contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary, provided that if the Participant is not covered by the Plan at the end of the current Limitation Year, the portion exceeding the limitation set forth in paragraph (a)


                                                                            (64)
           above shall be held unallocated in a suspense account for such Limitation Year, and shall be reallocated in the next Limitation
           Year to the accounts of other Participants to the extent such allocations do not exceed the limitations of paragraph (a) above.

           All amounts held in the suspense account shall be used to reduce future Employer Contributions for all remaining Participants in succeeding Limitation Years (subject to the limitations of paragraph
           (a) above) before any Employer Contributions or Before-Tax Contributions which would constitute annual additions may be made to the Plan for the Limitation Year.

           If a suspense account is in existence at any time during a Limitation Year, it will participate in the allocation of the Trust Fund's investment gains or losses.

           Upon termination of the Plan, any unallocated amounts remaining in a suspense account shall be allocated to the extent possible under this Section for the Limitation Year of termination. Any amount remaining in such suspense account upon termination of the Plan shall be returned to the Employer, notwithstanding any other provision of the Plan or Trust Agreement.

       (e) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction (as described below) for any Limitation Year shall not exceed 1.0.

           The DEFINED BENEFIT PLAN FRACTION for any Limitation Year is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 1.25 times the dollar limit determined under Sections 415(b) and 415(d) of the Code for the Limitation Year, or
           1.4 times 100% of the Participant's highest average annual Section 415 Compensation (including any adjustments under Section 415(b) of the Code) for any three consecutive years.

           The DEFINED CONTRIBUTION PLAN FRACTION for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible employee contributions to all


                                      (65)
           defined benefit plans (whether or not terminated) maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the
           Code) maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 1.25 times the dollar limitation determined under Sections 415(b) and 415(d) of the Code in effect under Section 415(c)(1)(A) of the Code, or 35% of the Participant's Section 415 Compensation for such Limitation Year.

           Any adjustment necessary to comply with the limitations of this paragraph (e) shall be made in the Participant's benefit payable under the relevant defined benefit plan; but under no circumstances may the accrued benefit of a Participant in a defined benefit plan decrease as a result of a Plan amendment to change the combined plan limits.

       (f) For purposes of this Section, the Employer and all Affiliated Employers shall be considered one employer, and the limitations shall be applicable to the total benefits received from the Employer and all Affiliated Employers. Furthermore, in determining who is an Affiliated Employer for this purpose, the phrase "more than 50%" shall be substituted for "at least 80%" each place it appears in
           Section 1563(a)(i) of the Code.

12.5 NONDISCRIMINATION LIMITATIONS ON PARTICIPANT CONTRIBUTIONS AND EMPLOYER MATCHING CONTRIBUTIONS

       (a) For purposes of this Section, the following terms shall have the meaning indicated below:

             (i) "ACTUAL DEFERRAL PERCENTAGE" means the average (expressed as a percentage) of the deferral percentages of Eligible Employees in a group. An Eligible Employee's deferral percentage is equal to the ratio (expressed as a percentage) of the Employee's Before-Tax Contributions and Cash Option Deferrals (including any Before-Tax Contributions and Cash Option Deferrals returned to the Employee pursuant to Section 4.5(b) but excluding Before-Tax Contributions and Cash Option Deferrals returned to the Employee pursuant to Section 12.4(d) contributed to the Trust Fund in the Plan Year to the


                                      (66)

                 Eligible Employee's Compensation for that Plan Year. The individual ratios and the percentages for any groups of individuals shall be calculated to the nearest one-hundredth of one percent (.01%).

            (ii) "ACTUAL CONTRIBUTION PERCENTAGE" means the average (expressed as a percentage) of the contribution percentages of Eligible Employees in a group. An Eligible Employee's contribution percentage is equal to the ratio of the Employer Matching Contributions contributed to the Trust Fund in the Plan Year to the Eligible Employee's Compensation for that Plan Year. The individual ratios and the percentages for any groups of individuals shall be calculated to the nearest one-hundredth of one percent (.01%).

           (iii) "ELIGIBLE EMPLOYEE" means any Employee of the Employer who, during the Plan Year, is eligible to make Before-Tax Contributions or Cash Option Deferrals in accordance with the provision of Sections 4.1 and 5.1 respectively, or who is eligible to receive Employer Matching Contributions in accordance with the provisions of Section 5.2. An individual shall be treated as an Eligible Employee for a Plan Year if he so qualifies for any part of the Plan Year.

            (iv) "COMPENSATION" means the Employee's Section 415 Compensation
                 (as defined in Section 12.4(b)) but not in excess of the limit under Section 401(a)(17) of the Code, and including any amounts contributed by the Employer or an Affiliated Employer on behalf of the Employee pursuant to a salary deferral agreement or cash option deferral under this Plan (or any other cash or deferred arrangement described in Section 401(k) of the Code) or a salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code, or toward the purchase of an annuity described in Section 403(b) of the Code.

                 Notwithstanding the foregoing, in determining the amount of Compensation to be taken into account for purposes of this Section, the Employer may limit the period used to determine an Employee's Compensation for the Plan Year to the portion of the Plan Year in which the Employee was an Eligible Employee (as defined in subparagraph (iii) above), provided that this limit is applied uniformly to all Eligible Employees with respect to such Plan Year.


                                      (67)

       (b) For purposes of determining the Actual Deferral Percentage and Actual Contribution Percentage of an Eligible Employee who is a 5% owner or one of the ten most Highly Compensated Employees, and, for purposes of determining his excess contributions and excess aggregate contributions, if any, the Compensation, Before-Tax Contributions, Cash Optional Deferrals, and Employer Matching Contributions of such Employee shall include the Compensation, Before-Tax Contributions, Cash Option Deferrals, and Employer Matching Contributions for the Plan Year of his family members. For this purpose, the term "family member" means such Employee's Spouse and lineal ascendants and descendants, and the spouses of such lineal ascendants and descendants. Family members shall be disregarded in determining the Actual Deferral Percentage and Actual Contribution Percentage for Eligible Employees who are not 5% owners or among the ten most Highly Compensated Employees.

       (c) If more than one plan providing for a cash or deferred arrangement, or for matching contributions, or employee contributions (within the meaning of Sections 401(k) and 401(m) of the Code) is maintained by the Employer or an Affiliated Employer, then the individual ratios of any Highly Compensated Employee who participates in more than one such plan or arrangement shall, for purposes of determining the individual's Actual Contribution Percentage and Actual Deferral Percentage, be determined as if all such arrangements were a single plan or arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, plans that are mandatorily disaggregated pursuant to regulations under Section 401(k) of the Code shall not be aggregated for purposes of this paragraph but shall be treated as separate plans.

       (d) In the event that this Plan satisfies the requirements of Sections 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, and for Plan Years beginning after December 31, 1988 all such plans have the same Plan Year, then this Section shall be applied by determining the Actual Deferral Percentage and Actual Contribution Percentage of Eligible Employees as if all such plans were a single plan.

       (e) In accordance with the nondiscrimination requirements of Section 401(k) of the Code, the Committee shall establish a Compensation Deferral Limit with respect to Before-Tax Contributions and the Cash Option Share credited to a Participant's Total


                                      (68)

           Account during a Plan Year and may adjust such deferral limit (in accordance with paragraph (g)(i) below) from time to time during the Plan Year in order to satisfy one of the following tests:

             (i) The Actual Deferral Percentage of the group of Eligible
                 Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by 1.25.

            (ii) The Actual Deferral Percentage of the group of Eligible
                 Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by two, provided that the Actual Deferral Percentage for such Highly Compensated Employees is not more than two percentage points higher than the Actual Deferral Percentage for such Nonhighly Compensated Employees.

       (f) In accordance with the nondiscrimination requirements of Section 401(m) of the Code, the Committee shall establish a Contribution Percentage Limit with respect to Employer Matching Contributions credited to a Participant's Total Account, and may adjust such percentage limit (in accordance with paragraph (g)(i) below) from time to time during the Plan Year in order to satisfy one of the following tests:

             (i) The Actual Contribution Percentage of the group of Eligible
                 Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by 1.25.

            (ii) The Actual Contribution Percentage of the group of Eligible
                 Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year, multiplied by two, provided that the Actual Contribution Percentage for such Highly Compensated Employees is not more than two percentage points higher than the Actual Contribution Percentage for such Nonhighly Compensated Employees.


                                                                            (69)

       (g) The Committee may take the following actions to assure compliance with the nondiscrimination limitations of Section 401(k) and/or
           Section 401(m) of the Code:

            (i)  If the average percentages described in paragraphs (e) and/or
                 (f) above applicable to the group of Eligible Employees who are Highly Compensated Employees are expected to exceed the maximum average percentage necessary to comply with the rules described in said paragraphs, the Committee may direct that the Actual Deferral Percentage and/or the Actual Contribution Percentage, as the case may be, for each member of such group of Highly Compensated Employees be reduced, prospectively only, beginning with the Highly Compensated Employee whose Actual Deferral Percentage or Actual Contribution Percentage, as the case may be, is the highest so that the limit is not exceeded.

            (ii) If the average percentages described in paragraphs (e) and/or
                 (f) above applicable to the group of Eligible Employees who are Highly Compensated Employees exceed the maximum average percentage necessary to comply with the rules described in said paragraphs, the Committee shall direct the successive reductions of the highest individual Actual Deferral Percentage and/or Actual Contribution Percentage attributable to one or more members of such group of Highly Compensated Employees (beginning with the Highly Compensated Employee whose Actual Deferral Percentage or Actual Contribution Percentage, as the case may be, is the highest) until the average percentage for such group of Highly Compensated Employees does not exceed the applicable limit.

           The reduction of a Highly Compensated Employee's Actual Deferral Percentage and/or Actual Contribution Percentage shall be made in accordance with the following procedure:

           FIRST, if a Highly Compensated Employee's Actual Deferral Percentage for the Plan Year exceeds the limit described in paragraph (e) above, his Actual Deferral Percentage shall be reduced by returning to him all (or a portion) of the amount contributed for such Plan Year in excess of such limit.


                                                                            (70)

           Any amounts to be returned shall first be reduced, but not below zero, by any excess deferrals contributed for the Plan Year and previously returned to the Employee in the taxable year ending with or within that Plan Year pursuant to Section 4.5.

           The reduction of excess contributions shall be made by first reducing the Participant's Supplemental Before-Tax Contributions and, if that is insufficient, by reducing his Basic Before-Tax Contributions and, if that is insufficient, by reducing his Cash Option Deferrals.

           SECOND, in the case of a Participant to whom Basic Before-Tax Contributions are returned, the amount of his Employer Matching Contributions shall be reduced by distributing to the Participant his Employer Matching Contributions that were attributable to such Basic Before-Tax Contributions.

           THIRD, if a Highly Compensated Employee's Actual Contribution Percentage for the Plan Year exceeds the limit described in paragraph
           (f) above, his Actual Contribution Percentage shall be reduced by returning to him the amount contributed for such Plan Year in excess of such limit.

           The reduction of excess aggregate contributions shall be made by distributing Employer Matching Contributions to the Participant on a pro rata basis.

           Contributions which are returned, forfeited or distributed shall be adjusted for allocable gains and losses for the Plan Year with respect to which the contributions were made in accordance with the method described below for such contributions.

           ALLOCATING INCOME TO EXCESS CONTRIBUTIONS. Excess contributions shall be adjusted for allocable gains or losses for the Plan Year in which such excess contributions arose by multiplying the gains or losses credited to the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferred Account for such Plan Year by a fraction, the numerator of which is the Participant's excess contributions for the Plan Year, and the denominator of which is the sum of (i) the balance in the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferred Account as of the beginning of the Plan Year, and (ii) the amount of Before-Tax Contributions and Cash Option Deferrals credited to the Participant's Total Account for the Plan Year.


                                                                            (71)

           ALLOCATING INCOME TO EXCESS AGGREGATE CONTRIBUTIONS. Excess aggregate contributions shall be adjusted for allocable gains or losses for the Plan Year in which such excess aggregate contributions arose by multiplying the gains or losses credited to the Participant's Employer Matching Contribution Account for such Plan Year by a fraction, the numerator of which is the Participant's excess aggregate contributions for the Plan Year, and the denominator of which is the sum of (i) the balance in the Participant's Employer Matching Contribution Account as of the beginning of the Plan Year, and (ii) the amount of Employer Matching Contributions credited to the Participant's Total Account for the Plan Year.

           Excess contributions and excess aggregate contributions (and income allocable thereto) shall be returned, distributed, or, if applicable, forfeited, not later than the last day of the Plan Year following the close of the Plan Year in which such excess arose. Excess contributions shall be allocated to Participants who are subject to the family aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by applicable regulations.

       (i) For purposes of this Section, the "aggregate limit" for any Plan Year shall mean a percentage equal to the greater of (i) or (ii) below:

             (i) The percentage equal to the sum of (A) and (B) below:

                 (A) 125% of the greater of:

                      (1) The Actual Deferral Percentage for Eligible Employees who are Nonhighly Compensated Employees for the Plan Year, or

                      (2) The Actual Contribution Percentage of such Eligible Employees, and

                 (B) 2% plus the lesser of (A)(1) or (A)(2) above. In no event, however, shall this percentage exceed 200% of the lesser of (A)(1) or (A)(2) above.

            (ii) The percentage equal to the sum of (A) and (B) below:

                 (A) 125% of the lesser of:


                                                                            (72)

                      (1) The Actual Deferral Percentage for Eligible Employees who are Nonhighly Compensated Employees for the Plan Year, or

                      (2) The Actual Contribution Percentage of such Eligible Employees, and

                 (B) 2% of the greater of (A)(1) or (A)(2) above. In no event, however, shall this percentage exceed 200% of the greater of (A)(1) or (A)(2) above.

           The "aggregate limit" shall be calculated to the nearest one-hundredth of one percent (.01%).

           The "aggregate limit" shall be applied to reduce allocations otherwise permissible for a Plan Year if after application of paragraph (g) above the sum of the average percentages described in paragraphs (e) and (f) above applicable to the group of Eligible Employees who are Highly Compensated Employees exceeds the "aggregate limit" for such Plan Year.

           The "aggregate limit" shall not apply to reduce allocations otherwise permissible for a Plan Year unless the Actual Deferral Percentage and the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for the Plan Year each exceed 125% of the corresponding percentages determined for Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

           The reduction of the Actual Contribution Percentage and/or Actual Deferral Percentage of the group of Eligible Employees who are Highly Compensated Employees shall be applied to those Highly Compensated Employees who are eligible to make Before-Tax Contributions or Cash Option Deferrals, or are eligible to receive Employer Matching Contributions. Reductions shall be made in the manner described in paragraph (g) above to the extent necessary to comply with the aggregate limit, except that the reductions shall be applied first to reduce Actual Contribution Percentages and then, if necessary, to reduce Actual Deferral Percentages.

       (j) The Committee shall maintain sufficient records to demonstrate that the Plan satisfies the nondiscrimination tests described in paragraphs (e) and (f) above.


                                                                            (73)

12.6   LEASED EMPLOYEES

       For purposes of the Plan, the term "leased employee" means any person who would not otherwise be considered an Employee but who, pursuant to an agreement between the Employer or an Affiliated Employer and a leasing organization (within the meaning of Section 414(n)(2) of the Code) has performed services for the Employer or Affiliated Employer on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer or Affiliated Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer or Affiliated Employer shall be treated as provided by the Employer or Affiliated Employer.

       A leased employee shall not be considered an Employee if:

       (a) Such individual is covered by a money purchase pension plan providing
           (i) a nonintegrated employer contribution rate of at least ten percent of his or her "Section 415 Compensation" (as defined in Section 12.4(b)), but including amounts contributed pursuant to a salary reduction agreement which are not includable in gross income under Section 125, 402(a)(8), 402(h), or 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and

       (b) leased employees constitute twenty percent or less of the Employer's or Affiliated Employer's nonhighly compensated workforce (within the meaning of Section 414(n)(5)(C)(ii) of the Code).

12.7   EXCLUSIVE BENEFIT OF PARTICIPANTS

       All assets of the Trust Fund shall be held for the exclusive purposes of providing benefits to Participants and Beneficiaries under the Plan and defraying reasonable expenses of administering the Plan. Except as otherwise provided in the Plan, or permitted by law, in no event shall it be possible, under the Plan for any part of the assets of the Trust Fund, whether principal or income, to be used for, or diverted to, purposes other than those stated herein.

12.8   RETURN OF CONTRIBUTIONS

       Nothing herein shall prohibit a return to the Employer, within one year after payment, of excess sums contributed to the Trust Fund as a result of a mistake of fact.


                                                                            (74)

       In the event that the Commissioner of Internal Revenue (or his delegate) determines that the Plan is not initially qualified under the Code, any Employer contributions made to the Plan shall be returned to the Employer within one year after the date the initial qualification is denied, provided application for qualification is made by the time prescribed by law for filing the Employer's return for the Fiscal Year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

       Each Employer contribution is conditioned on the deductibility of the contribution under Section 404 of the Code, and to the extent such contribution deduction is disallowed, the contribution shall be returned to the Employer within one year after the date of disallowance.


                                                                            (75)

                                  ARTICLE 13

                            AMENDMENT AND TERMINATION

13.1   AMENDMENT

       The Sponsoring Employer may amend the Plan, from time to time, by a written instrument duly executed by an authorized officer of the Sponsoring Employer pursuant to a resolution of the Board and delivered to the Trustee, provided that no amendment which affects the Trustee shall be effective without the Trustee's consent.

13.2   MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

       In the case of any merger or consolidation of the Trust Fund with, or transfer of assets or liabilities of the Trust Fund to, any trust under any other plan, such transaction shall be structured in such a way that each Participant would (if the Plan then terminated) receive a benefit immediately after the transaction which is equal to or greater than the benefit he would have been entitled to receive immediately before the transaction (if the Plan had then terminated).

13.3   TERMINATION

       The Sponsoring Employer may terminate the Plan established hereunder at its option at any time by written resolution of the Board. Without thereby undertaking a legal duty, however, the Sponsoring Employer hereby expresses the intention of establishing a permanent plan under which the Sponsoring Employer will make recurring and substantial contributions. The Plan shall be automatically terminated if the Sponsoring Employer is adjudicated bankrupt, makes an assignment for benefit of creditors, suffers the appointment of a receiver, or dissolves, except that the reorganization of the Employer under the applicable sections of the Code shall not be deemed to result in dissolution for purposes of this Section 13.3.

       A participating Employer may discontinue or revoke its participation in the Plan with respect to its Eligible Employees. At the time of discontinuance or revocation, the Committee may authorize the Trustee to transfer, deliver, and assign vested Trust Fund assets attributable to the Participants employed by such participating Employer to a new trustee as shall have been designated by the participating Employer, in the event that it has


                                      (76)
       established a separate qualified plan for its employees. If a separate qualified plan is not established, the Trustee shall retain such assets for the benefit of the Participants employed by such participating Employer. In no event shall any part of the corpus or income of the Trust Fund as it relates to such participating Employer be used for or diverted to purposes other than for the exclusive benefit of the Participants employed by such participating Employer and their Beneficiaries.

13.4   CONSEQUENCES OF TERMINATION

       In the event that the Board shall decide to terminate the Plan, or in the event of a partial termination or complete cessation of Employer Contributions, the rights of Participants to the amounts in their Total Accounts shall be fully vested. Thereupon, the Benefits Committee shall direct the Trustee to liquidate the entire Trust Fund after payment of all expenses and proportional adjustment of Total Accounts to reflect such expenses and the value of the Fund. The Trustees shall make payment of all amounts due to the Participants in accordance with the applicable provisions of the Plan.

IN WITNESS WHEREOF, and as conclusive evidence of the adoption of this Plan instrument by the Sponsoring Employer and the Trustee, the Sponsoring Employer and the Trustee have caused these presents to be executed on their behalf and the Corporate Seal of the Sponsoring Employer is to be hereunder affixed as of this 7th day of July, 1997.

ATTEST:

/s/ Eric R. Fischer
________________________________
Clerk
                                          UST CORP.

                                             /s/ Linda J. Lerner
                                          By:________________________________


                                             Sr. Vice President
                                             ________________________________


The Trustee hereby acknowledges receipt and to the extent it affects the Trustee, I hereby accept the responsibility.


                                          UNITED STATES TRUST COMPANY AS TRUSTEE

                                             /s/ Domenic Colasacco
                                          By:________________________________




                                                                            (77)

                         UST CORP. EMPLOYEE SAVINGS PLAN
                                 FIRST AMENDMENT



WHEREAS, UST Corp. (the "Employer") maintains the UST Corp. Employee Savings Plan, (the "Plan") for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Employer reserves the right to amend the Plan at any time;

NOW THEREFORE, the Plan is hereby amended effective June 30, 1997 to merge the SBERA 401(k) Plan Adopted by the Bank of Braintree into the Plan subject to the terms and conditions of the Plan as modified by the retained provisions set forth in Exhibit A, Special Provisions, Applicable to Former Participants of the SBERA 401(k) Plan Adopted by the Bank of Braintree, which such Exhibit A is hereby incorporated and made a part of the Plan.

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly elected officer this 30th day of June, 1997.

                                                UST CORP.

                                                    /s/ Linda J. Lerner
                                                By: ____________________________




         /s/ Eric R. Fischer
Attest:  _____________________________

                                   EXHIBIT A

       SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS OF THE SBERA
                  401(K) PLAN ADOPTED BY THE BANK OF BRAINTREE

The following provisions shall be applicable to Participants who were formerly participants in the SBERA 401(k) Plan Adopted by The Bank of Braintree (Prior
Plan) with respect to their account balances (Merged Account or Merged Account Balances) under the Prior Plan that was merged into the UST Corp. Employee Savings Plan effective June 30, 1997.

1. "MERGED ACCOUNT OR MERGED ACCOUNT BALANCE" shall mean the Participant's total account balance under the Prior Plan as of June 30, 1997, plus any investment earnings (or losses) on such account subsequent to such date and up to the date of distribution.

2. With respect to each Participant's Merged Account Balance the following provisions shall also apply in addition to the provisions set forth in the Plan with regard to options upon distribution:

        AUTOMATIC ANNUITY The Participant's Merged Account will be applied to purchase a Qualified Joint & Survivor Annuity for a married Participant. If the Participant is not married the Participant's Merged Account will be applied to purchase a life annuity. In the 90 day period prior to his annuity starting date the Participant may make a Qualified Election to receive an alternative distribution. A Participant may elect to have such annuity distributed upon the attainment of the Participant's Earliest Retirement Age. A deceased Participant's Merged Account will be paid as a death benefit to the surviving Spouse or Beneficiary. Unless an Optional form of benefit within the Election Period pursuant to a Qualified Election has been selected, the surviving Spouse may elect distribution of the automatic pension within a reasonable period after the Participant's death.

        NOTICE a) In the case of a Qualified Joint & Survivor Annuity notice shall be provided not less than 30 days or more than 90 days prior to the annuity starting date and in the case of a Qualified Preretirement Survivor Annuity the later of the following periods that ends last: i) the period beginning the first day of the Plan Year the Participant attains age 32 and ending the last day of the Plan Year preceding the Plan Year the Participant attains age 35 or ii) the period beginning one year prior to and ending one year after the date the Employee becomes a Participant or iii) the period one year before and ending one year after this section first applies to the Participant or iv) the period beginning one year prior to and ending one year after this section ceased to apply to the Participant. Notice shall be provided within the period beginning one year prior to and ending one year following the date employment terminates for a Participant who has not attained age 35. If such Participant is reemployed the applicable period shall be redetermined. A Participant may elect, with appropriate spousal consent, to waive the requirement that the written notice be provided at least 30 days prior to the annuity starting date provided such distribution commences more than 7 days after the notice is provided.

SBERA Exhibit A
6/30/97
Page 2


b) Notwithstanding this section, the respective notices prescribed by this section need not be given to a Participant if the Plan fully subsidizes the costs of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity and the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a non-Spouse Beneficiary.

The notice will be written and will inform the Participant that his vested Merged Account Balance will be paid as a Qualified Joint & Survivor Annuity unless an alternate distribution method is selected in a Qualified Election.

The notice will include an explanation of the terms and conditions of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, the effect of an Election to waive the Qualified Joint and Survivor Annuity, the Spouse's right regarding the required consent, the right to make and the effect of revoking an Election, and a statement of any benefits which may be forfeitable for any reason including death.

If a Participant elects to receive distribution in one sum or in a series of sums which may constitute a lump sum distribution, the Plan Administrator will furnish notice using a format provided by the Secretary of Treasury explaining that the distribution is not taxable currently to the extent transferred to another qualified Plan or individual retirement account or individual retirement annuity within 60 days after the date of its receipt and that the 60 day period begins when the last distribution is made, and 10 or 5 year income averaging and/or capital gains income tax provisions may apply.

"ELECTION" means a written instrument executed by a Participant and filed with the Plan Administrator on or before its effective date, exercising one or more rights under this Plan.

"ELECTION PERIOD" means the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of his death. If a Participant separates from service prior to the first day of the Plan Year in which he is 35, the Election Period shall begin on the date his employment terminates. A Participant may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such Election and ending on the first day of the Plan Year in which he attains age 35 provided that the Participant has received a written explanation of the Qualified Preretirement Survivor Annuity stating that such coverage will be reinstated as of the first day of the Plan Year in which he attains age 35. Any new waiver on or after such date shall be subject to the full extent of this Article.

"EARLIEST RETIREMENT AGE" means the date on which the Participant can elect to receive retirement benefits.

"QUALIFIED ELECTION" means a waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity neither of which shall be effective unless: the Spouse gives written consent to the Election; the Election designates a specific Beneficiary

SBERA Exhibit A
6/30/97
Page 3


     or Beneficiaries or contingent Beneficiaries, which may not be changed without spousal consent unless the Spouse has permitted the Participant to change designations without further consent; the Spouse's consent acknowledges the effect of the Election; and the Spouse's consent is witnessed by a Plan representative or Notary Public. If it is established to the satisfaction of a Plan representative that written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a Qualified Election.

     "QUALIFIED JOINT AND SURVIVOR ANNUITY" means the actuarial equivalent of a straight life annuity paid to the Participant and his spouse for their joint lives and reduced by 50% at the first death.

     "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" means a straight life annuity paid to the Participant's spouse by applying the Participant's Merged Account Balance to the purchase of such an annuity.

     Consent, or the deemed consent of a Spouse shall be effective only with respect to such Spouse. Consent that permits designations by the Participant without requirement of further consent by such Spouse shall acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit, and that the Spouse voluntarily elects to relinquish either or both such rights. A Participant may revoke a waiver without Spouse consent at any time before benefits commence without limit. Consent shall not be valid unless the Participant has received Notice under this section.

     Subject to the above limitations, distributions may also be made over one of the following periods.

     a) the life of the Participant, or the life of the Participant and the life of the Designated Beneficiary; and

     b) the period contains not greater than the Participant's life expectancy or the joint and last survivor life expectancy of the Participant and his or her Beneficiary.

     Distributions based on a life contingency or period certain will be made by applying the Participant's Merged Account to purchase a non-transferable annuity from an insurance company to provide the benefit for the Participant.

3. With respect to each Participant's Merged Account Balance, the following provisions shall also apply with respect to hardship distributions.

     HARDSHIP DISTRIBUTION Distribution of Before-Tax Contributions (and earnings thereon accrued as of December 31, 1988) out of a Participant's Merged Account Balance may be made to a Participant in the event of hardship. For the purposes of this section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Hardship Distributions are subject to the spousal consent requirements contained in IRC 401(a)(11) and 417.

SBERA Exhibit A
6/30/97
Page 4

     The following are the only financial needs considered immediate and heavy: funeral expenses of an immediate family member, deductible medical expenses (within the meaning of IRC 213(d)) of the Employee, the Employee's spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition for the next quarter or semester of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence, including any federal, state or local taxes or penalties reasonably expected to result from the distribution.

     A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

     a) The Employee has obtained all distributions, other than Hardship Distributions, and all non-taxable loans under all Plans maintained by the Employer;

     b) All Plans maintained by the Employer provide that the Employee's Before-Tax Contributions (and employee contributions) will be suspended for twelve months after the receipt of the Hardship Distribution;

     c) The distribution is not in excess of the amount of an immediate and heavy financial need; and

     d) All Plans maintained by the Employer provide that the Employee may not make Before-Tax Contributions for the Employee's taxable year immediately following the taxable year of the Hardship Distribution in excess of the applicable limit under IRC 402(g) for such taxable year less the amount of such Employee's Before-Tax Contributions for the taxable year of the Hardship Distribution.

                             SECOND AMENDMENT TO THE
                        UST CORP. EMPLOYEES SAVINGS PLAN

WHEREAS, UST Corp. (the "Sponsoring Employer") maintains the UST Corp. Employees Savings Plan (the "Plan") which was amended and restated effective July 1, 1996 for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan at any time in accordance with Section 13.1 of the Plan;

WHEREAS, the Sponsoring Employer desires to amend the Plan to:

(a) to recognize the participation of the BankBoston and Walden employees in the Plan, and

(b) with respect to the employees of UST Bank/Connecticut to provide matching contributions for the month of December, 1996.

NOW THEREFORE, the Plan is hereby amended effective January 1, 1997 unless otherwise stated as follows:

1. Section 1.2 is hereby amended by replacing the reference to "5.1(g)" with the reference to "5.1(f)".

2. Section 1.22 is hereby amended in its entirety to read as follows:

"1.22    "EMPLOYER" means any of the following corporations:

(a)      UST Corp,;
(b)      United States Trust Company;
(c)      USTrust/Norfolk;
(d)      USTrust;
(e)      UST Data Services Corp.;
(f)      UST Captial Corp.;
(g)      UST Leasing Corporation;
(h)      UST Merchant Bancorp, Inc.;
(i)      Property Researach Group, Inc.; and
(j) each parent, subsidiary, affiliate, successor or other corporation which has, by invitation by the Board and by action of its own board, elected to joint the Plan.

The "EMPLOYER" as herein defined shall mean UST Corp., individually or in combination with any or all such affiliates as the context may require."

3. Section 3.1 is hereby amended by adding the following paragraph (f) to the end thereof:

"(f) An Eligible Employee who was an active participant in either the SBERA 401(k) Plan Adopted by the Bank of Braintree or the Cooperative Benefits Employees Retirement Association Defined Contribution Plan - Plan A on July 31, 1997 shall become a Participant in this Plan on August 1, 1997 and be eligible to have Before-Tax Contributions made on his behalf pursuant to Section 4.1 and receive an Employer Matching Contribution pursuant to Section 5.2 provided he has made the required elections pursuant to Section 3.2.

An Eligible Employee who was an active participant in either the SBERA 401(k) Plan Adopted by the Bank of Braintree or the Cooperative Benefits Employees Retirement Association Defined Contribution Plan - Plan A on October 1, 1996 and whose employment during the period commencing October 1, 1996 and ending prior to the date of acquisition (January 3, 1997) was terminated with Walden Bancorp and commenced immediately thereafter with an Employer shall become a Participant in this Plan and eligible on his or her Employment Commencement Date to have Before-Tax Contributions made on his behalf pursuant to Section 4.1 and receive an Employer Matching Contribution pursuant to Section 5.2 provided he has made the required elections pursuant to Section 3.2."


4. Section 5.2 is hereby amended by adding the following paragraph between the first and second paragraphs:

"Each Participant who was employed by UST Bank/Connecticut on November 30, 1996 and continued employment with HUBCO through December 31, 1996 shall be entitled to an Employer Matching Contribution as of December 31, 1996 computed as though his Basic Before-Tax Contributions continued through December 31, 1996 at the rate in effect on November 30, 1996."


5. Section 13.1 shall be amended by replacing the first sentence of paragraph
(a) with the following:

"The Sponsoring Employer, by written action of a duly authorized officer of the Sponsoring Employer, unanimous approval of the Benefits Committee and delivered to the Trustee, shall have the right at any time to terminate this Plan and shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Plan, provided that no amendment which affects the Trustee shall be effective without the Trustee's consent."

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment to be executed by its duly elected officer this 31st day of July, 1997.


                                             UST CORP.


                                             By: /s/ Linda J. Lerner
                                                -----------------------------


Attest: /s/ Eric R. Fischer
       ----------------------------

                             THIRD AMENDMENT TO THE
                        UST CORP. EMPLOYEES SAVINGS PLAN


WHEREAS, UST Corp. (the "Sponsoring Employer") maintains the UST Corp. Employees Savings Plan (the "Plan") which was amended and restated effective July 1, 1996 for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan at any time in accordance with Section 13.1 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan to (a) merge the UST Corp. Employee Stock Ownership Plan into the Plan, (b) improve benefits, and (c) update the Plan for recent legislative changes.

NOW THEREFORE, the Plan is hereby amended as follows:

1. Effective December 31, 1997, the UST Corp. Employee Stock Ownership Plan (UST ESOP) is hereby merged into the Plan subject to the terms and conditions of the Plan as modified by the retained provisions set forth in Exhibit B that is hereby incorporated and made a part of the Plan. Amounts in the Employer Stock Account, Other Investments Account and Alternative Investment Account of the UST ESOP shall be transferred to the ESOP Account of this Plan.

2. Effective January 1, 1998, all Participants who are employed by the Employer on December 31, 1997 shall be fully vested in their ESOP Accounts.

3. Effective January 1, 1997, Section 1.13 of the Plan is amended to delete in its entirety the last sentence of the last paragraph.

4. Effective January 1, 1998, Section 1.20 of the Plan is amended to read as follows:

      "1.20 "ELIGIBLE EMPLOYEE" means any person who is an Employee of an Employer, excluding, however:

            (a) Any Employee who is a member of a unit of employees covered by a collective bargaining agreement to which an Employer is a party and which does not specifically provide for the coverage of such employees under the Plan;

            (b) Any Employee who is a nonresident alien receiving no earned income from sources within the United States;

            (c)   Any Employee who is a leased employee within the meaning of
                  Section 414(n)(2) of the Code;

            (d) Any Employee who became an Employee as a result of the acquisition of Firestone Financial Corp. by the Employer; or

            (e) Any Employee(s) who became an Employee(s) by reason of merger with or acquisition by the Sponsoring Employer prior to the date participation in the Plan is extended to such Employee(s) by the Sponsoring Employer."

5.    Effective January 1, 1998, Section 1.25 is amended to read as follows:

      "1.25 "ENTRY DATE" means the first day of a calendar quarter as determined under Section 3.1(b) or such other dates designated by the Benefits Committee."

6. Effective January 1, 1998, Section 1.27 is amended to add the following sentence.

      "Forfeiture Account also means the ESOP Account maintained separately on the books of the Plan by the Trustee for each terminated Participant with a forfeitable Account balance. All amounts held in the Forfeiture Accounts as of May 1, 1998 shall be immediately forfeitable."

7. Effective January 1, 1997, Section 1.28 of the Plan is amended to read as follows:

      "1.28 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to a Plan Year, any Employee who performs services for an Employer or Affiliated Employer during the Determination Year and who:

            (a) Was a 5% owner (within the meaning of Section 416(i)(l)(B)(i) of the Code) at any time during the Determination Year or Look Back Year; or

            (b) Received compensation from an Employer or Affiliated Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code) and was among the top 20% of Employees when ranked on the basis of compensation paid during the Look-Back Year. In determining who is among the top 20% of Employees when ranked on the basis of Compensation there shall be excluded Employees who:

                  (i)   are under age 21;

                  (ii)  have completed less than six months of service;

                  (iii) ordinarily work less than six months per year;

                  (iv)  ordinarily work less than 17-1/2 hours per week; or

                  (v) are included in a unit of Employees covered by a collective bargaining agreement if 90% or more of the Employer's Employees are covered by collective bargaining agreements and the Plan covers only those Employees who are not covered by such agreements.

                  The term Highly Compensated Employee shall also include any former Employee who terminated employment with an Employer or Affiliated Employer prior to the Determination Year, and was a Highly Compensated Employee in either his year of termination of employment or in any prior Determination Year ending on or after his attainment of age 55.

      For purposes of determining an Employee's compensation under this Section, "COMPENSATION" shall mean the Employee's total compensation as set forth in Section 414(q)(4) of the Code."

8. Effective January 1, 1998, Section 1.47 is amended to add subsection (g) as follows:

      "(g) "ESOP ACCOUNT" - The portion of the Participant's Total Account consisting of amounts transferred from the Employer Stock Account, Other Investments Account and Alternative Investment Account of the UST ESOP, plus (or minus) any investment earnings (or losses) on such amounts, less any distributions from such Account."

9.    Effective with regard to reemployment initiated after December 12, 1994,
      Article 2 is amended to delete the last paragraph of Section 2.3 and to add a new Section 2.4 as follows:

      "2.4  VETERAN'S RIGHTS

            Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to any qualified military service will be provided in accordance with
            Section 414(u) of the Code. In addition, loan repayments will be suspended under this Plan as permitted by Code Section 414(u)."

10. Effective January 1, 1998, Section 3.1(e) of the Plan is amended to read as follows:

      "(e)  Participation after January 1, 1997

            Each Participant shall, on the first Entry Date coincident with or next following the earliest date on which he has completed (i) 500 (250, effective January 1, 1998) or more hours in the first six months (three months, effective January 1, 1998) of employment, (ii) 1,000 or more hours on the first anniversary of employment or (iii) 1,000 or more hours in any subsequent calendar year, be eligible to have Before-Tax Contributions made on his behalf pursuant to Section
            4.1 and receive an Employer Matching Contribution pursuant to
            Section 5.2 provided he has made the required elections pursuant to
            Section 3.2. For purposed of this subparagraph, "six months of employment" ("three months of employment", effective January 1, 1998) shall mean that the Participant is employed on the date which is six months (three months, effective January 1, 1998) after the date the Participant is first credited with an Hour of Service."

11. Effective January 1, 1998, Section 4.1 of the Plan is amended to read as follows:

      "4.1  PARTICIPANT CONTRIBUTIONS

            Effective January 1, 1998, each Eligible Employee may, after satisfying the eligibility requirements of Section 3.1(b)(ii), elect to have a contribution made on his behalf to the Trust Fund at a rate of 1% to 15% of Compensation. The rate of contribution will be in increments of 1%. Such election shall be in the form of a Salary Deferral Agreement and shall be subject to the Compensation Deferral Limit, if any, applicable to such Participant as established by the Committee from time to time for purposes of meeting the nondiscrimination tests of Section 401(k) of the Code. Contributions made in accordance with this Section 4.1, shall also be subject to the maximum limits in effect under Sections 4.5 and 12.4.

            A Participant's contributions may consist of Basic Before-Tax Contributions and Supplemental Before-Tax Contributions as described below:

            (a) BASIC BEFORE-TAX CONTRIBUTIONS - The first 6% of Compensation for a payroll period which is contributed on the Participant's behalf under a Salary Deferral Agreement shall be known as the Participant's Basic Before-Tax Contributions and shall be contributed to the Participant's Basic Before-Tax Contribution Account.

            (b) SUPPLEMENTAL BEFORE-TAX CONTRIBUTIONS - Contributions made on the Participant's behalf under a Salary Deferral Agreement in excess of 6% of Compensation for a payroll period shall be known as the Participant's Supplemental Before-Tax Contributions and shall be contributed to the Participant's Supplemental Before-Tax Contribution Account.

            Contributions made pursuant to this Section 4.1 shall be made by the Employer directly to the Trustee no less frequently than once per calendar month."

12. Effective May 1, 1998, Section 5.1(d) of the Plan is amended to read as follows:

            "(d)  ALLOCATION AMONG TOTAL ACCOUNT

                  As of the last day of each Plan Year, the Trustee shall allocate to the Regular Profit Sharing Account and, if applicable, the Cash Option Deferred Account of each Participant entitled, in accordance with Section 5.1(c), to share in the Employer's Profit Sharing Contribution for such Plan Year, an amount (computed in dollars) equal to his proportionate share of the Employer's Profit Sharing Contribution for such Plan Year, as set forth in the Section 5.1(c). Except as provided in Section 5.1(b), one third of the Employer's Profit Sharing Contribution made on behalf of a Participant shall be credited to the Participant's Cash Option Deferred Account. The remaining portion of the Employer's Profit Sharing Contribution shall be allocated to the Participant's Regular Profit Sharing Account."

13. Effective January 1, 1998, Section 5.2 of the Plan is amended so that the first paragraph reads as follows:

      "As of each Valuation Date, an Employer Matching Contribution shall be credited to the Employer Matching Contribution Account of each Participant who made Basic Before-Tax Contributions to the Trust Fund since the previous Valuation Date and who is employed by the Employer on said Valuation Date. The Employer Matching Contributions made on behalf of each such Participant shall be based upon the Participant's Basic Before-Tax Contributions and Compensation since the previous Valuation Date, and shall be equal to the sum of (a) 100% of the Participant's Basic Before-Tax Contributions which do not exceed 2% of Compensation, plus (b) 50% of the Participant's Basic Before-Tax Contributions which exceed 2% of Compensation."

14. Effective January 1, 1998, Section 6.2 of the Plan is amended so that the second paragraph reads as follows:

      "The Participant's Total Account shall be invested in one or a combination of the available investment alternatives established and maintained by the Trustee. These alternatives may include, but are not limited to: an Equity Fund, seeking growth of capital by investing in a wide range of companies, a Stable Asset Fund, consisting primarily of FDIC-insured deposits, an Indexed Stock Fund, a Balanced Fund, investing in both stocks and fixed-income securities, and an Employer Stock Fund consisting of qualifying employer securities as defined in Code Section 409(l). The Employer and/or Trustee reserves the right to add to or change the types of investment alternatives available to Participants and Beneficiaries."

15.   Effective January 1, 1998, Section 6.3 is amended to read as follows:

      "6.3  CHANGE IN INVESTMENT ELECTION

            Any Participant, employed by the Employer on or after January 1, 1998, may elect, effective as of any Change Date, to reallocate in 5% increments his Basic and Supplemental Before-Tax Contribution Accounts, Employer Matching Contribution Account, ESOP Account, and Rollover Account among the investment funds, provided that the Participant files a new election in the appropriate form at such time and in such manner as the Benefits Committee may require. Any elections made in accordance with this paragraph shall apply to the amounts existing in the Participant's Basic and Supplemental Before-Tax Contribution Accounts, Employer Matching Contribution Account, ESOP Account, and Rollover Account on the Change Date and to all contributions credited to such Accounts on or after such Change Date.

            The Benefits Committee may from time to time:

            (a) Limit or restrict a Participant's ability to change the allocation of his Basic and Supplemental Before-Tax Contribution Accounts, Employer Matching Contribution Account, ESOP Account, and Rollover Account among the investment funds and/or withdraw balances from the various investment funds in order to conform to the practices, provisions, or restrictions of any investment media held in any such investment fund; and

            (b) Adopt procedures relating to the determination and allocation of the investment earnings among the Participants' Basic and Supplemental Before-Tax Contribution Account, Employer Matching Contribution

                  Account, ESOP Account and Rollover Account, in order to facilitate the administration of the Plan on an equitable and practicable basis.

            Any Participant who terminated employment with the Employer prior to January 1, 1998 shall be subject to the provisions of this Section
            6.3 with respect to all Accounts except for his ESOP Account which will be subject to the provisions of Part F of Exhibit B."

16. Effective January 1, 1998, Section 6.5(a) of the Plan is amended to add subsection (vii) entitled "ESOP Account".

17. Effective May 1, 1998, Section 6.7 of the Plan is amended so that the first paragraph reads as follows:

      "The balance of each Participant's Total Account shall be adjusted as of each Valuation Date."

18. Effective January 1, 1998, Section 7.3 of the Plan to replace "$3,500" with "$5,000" in the second paragraph thereof.

19.   Effective January 1, 1998, Section 7.4 is amended to read as follows:

      "7.4  VESTING

            A Participant shall always have a nonforfeitable, or 100% vested interest in his Basic and Supplemental Before-Tax Contribution Accounts, Cash Option Deferral Account, Employer Matching Contribution Account, Rollover Account and Regular Profit Sharing Account. Any Participant employed by the Employer on December 31, 1997 shall have a nonforfeitable or 100% vested interest in his ESOP Account."

20. Effective May 1, 1998, Section 7.5 of the Plan is amended to read as follows:

            "(a)  Timing of Forfeitures:

                  If a Participant who terminates his employment with the Employer before his Regular Profit Sharing Account or ESOP Account has become 100% vested and receives a distribution of the vested portion of his Regular Profit Sharing Account or ESOP Account, the non-vested amount remaining in such Participant's Regular Profit Sharing Account or ESOP Account after distribution of the vested portion of his Regular Profit Sharing Account or ESOP Account shall be forfeited as of the date he has received the vested portion of his Regular Profit Sharing Account or ESOP Account.

                  If a Participant terminated employment prior to December 31, 1997 before his regular Profit Sharing Account or ESOP Account had become 100% vested and did not receive a distribution of the vested portion of his regular Profit Sharing Account or ESOP Account, the non-vested amounts held in the Forfeiture Account shall be immediately forfeited as of May 1, 1998 and shall be allocated in the following manner:

                  (i) Forfeitures shall first be used to pay any Plan expenses that may be authorized pursuant to Section 10.6 of the Plan;

                  (ii) Any remaining forfeitures shall then be used to reduce Employer Contributions made pursuant to Section 5.1 and
                        Section 5.2; and

                  (iii) Any remaining forfeitures shall then be allocated to
                        Participant's Regular Profit Sharing Accounts and/or ESOP Accounts in the same manner as set forth in Section 5.1(c).

            (b)   Rehire - Repayments Permitted Within Five Years of
                  Reemployment:

                  In the event a Participant described in subparagraph (a) above is rehired prior to incurring five consecutive One-Year Breaks in Service, the Participant shall be permitted to repay to his Total Account the entire amount of the distribution in order to restore the nonvested portion of his Regular Profit Sharing Account or ESOP Account balance for the purpose of future vesting as if he had not separated from Service and received a distribution. The permissible repayment period shall continue until the fifth anniversary of the day on which the Employer reemploys the Employee.

                  If such repayment is not made before such period, such Participant's vested amount will be determined by including Years of Service accrued before such Participant's separation from Service but without regard to amounts allocated prior to such separation.

                  In the event that the terminated Participant's vested balance in his Regular Profit Sharing Account or ESOP Account was zero,

                  (A) distribution of the vested balance in his Regular Profit Sharing Account or ESOP Account shall be deemed to have been made to him as of the date of his termination of employment,

                  (B) repayment shall be deemed to be made on his reemployment commencement date, and

                  (C) the balance in his Regular Profit Sharing Account or ESOP Account shall be restored accordingly.

            (c)   Restoration of Regular Profit Sharing Account or ESOP Account
                  Balances:

                  A Participant who made or who is deemed to have made a repayment pursuant to paragraph (b) above will have recredited to his Regular Profit Sharing Account or ESOP Account, as of the last day of the Plan Year coinciding with or next following his date of rehire, the portion of such Account balance which he forfeited upon his prior termination from Service with the Employer unadjusted for any subsequent gains or losses. The sources for restoring a previous forfeiture in a subsequent year will be, in order of priority:

                  (A) Earnings allocable to the Plan's Regular Profit Sharing Account or ESOP Account balances for the Plan Year in which such Account balance is recreated, if still not sufficient then;

                  (B) Contributions made by the Employer for the Plan Year in which the Regular Profit Sharing Account or ESOP Account balance is recreated.

            (d)   Rehire After Five Years:

                  In the event a former Participant is rehired after incurring five consecutive One-Year Breaks in Service, the portion of the Participant's Regular Profit Sharing Account or ESOP Account which he forfeited shall not be recredited to the Participant's Regular Profit Sharing Account or ESOP Account if he subsequently becomes eligible to participate in the Plan, except as follows:

                  (A) Such former Participant shall have his prior nonvested portion in his Regular Profit Sharing Account or ESOP Account restored, if such former Participant repays the entire amount of the distribution he previously received under the Plan (upon his prior termination) by the close of five consecutive One-Year Breaks in Service commencing after such prior distribution.

                  (B)   To the extent applicable, the procedures of paragraph
                        (c) above shall apply to the restoration of the Participant's nonvested portion of his Regular Profit Sharing Account or ESOP

                        Account if he repays his prior distribution under this paragraph (d)."

21. Effective January 1, 1998, Section 7.7(d) shall be amended to replace "$3,500" with "$5,000".

22. Effective January 1, 1998, Section 7.8 shall be amended to replace "$3,500" with "$5,000" in the second paragraph thereof.

23. Effective January 1, 2000, Section 12.4 of the Plan is amended to delete paragraph (e) and to redesignate paragraph (f) as paragraph (e).

24. Effective January 1, 1998, Section 12.4(b) of the Plan is amended to read as follows:

            "(b) The Term "Section 415 Compensation" means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, to the extent such amounts are includable in gross income, including but not limited to, overtime pay, tips, bonuses, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, expense allowances, and amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary deferral agreement under this Plan or any other salary deferred arrangement described in Section 402(g)(3) of the Code or to any salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code which are not includable in the Employee's gross income for the taxable year in which contributed and excluding the following:

                  (i) amounts contributed by the Employer or Affiliated Employer to any other plan of deferred compensation and which are not includable in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation.

                  (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

                  (iii) amounts realized with respect to the sale, exchange, or other disposition of stock acquired under a qualified stock option".

25. Effective January 1, 1997, Section 12.5 of the Plan is amended to read as follows:

      "12.5 NONDISCRIMINATION LIMITATIONS ON PARTICIPANT CONTRIBUTIONS AND
            EMPLOYER MATCHING CONTRIBUTIONS

            (a) For purposes of this Section, the following terms shall have the meaning indicated below:

                  (i) "ACTUAL DEFERRAL PERCENTAGE" means the average (expressed as a percentage) of the deferral percentages of Eligible Employees in a group. An Eligible Employee's deferral percentage is equal to the ratio (expressed as a percentage) of the Employee's Before-Tax Contributions and Cash Option Deferrals (including any Before-Tax Contributions and Cash Option Deferrals returned to the Employee pursuant to Section 4.5(b) but excluding Before-Tax Contributions and Cash Option Deferrals returned to the Employee pursuant to Section 12.4(d) contributed to the Trust Fund in the Plan Year to the Eligible Employee's Compensation for that Plan Year. The individual ratios and the percentages for any groups of individuals shall be calculated to the nearest one-hundredth of one percent (.01%).

                  (ii) "ACTUAL CONTRIBUTION PERCENTAGE" means the average (expressed as a percentage) of the contribution percentages of Eligible Employees in a group. An Eligible Employee's contribution percentage is equal to the ratio of the Employer Matching Contributions contributed to the Trust Fund in the Plan Year to the Eligible Employee's Compensation for that Plan Year. The individual ratios and the percentages for any groups of individuals shall be calculated to the nearest one-hundredth of one percent (.01%).

                  (iii) "ELIGIBLE EMPLOYEE" means any Employee of the Employer who, during the Plan Year, is eligible to make Before-Tax Contributions or Cash Option Deferrals in accordance with the provisions of Sections 4.1 and 5.1 respectively, or who is eligible to receive Employer Matching Contributions in accordance with the provisions of Section 5.2. An individual shall be treated as an Eligible Employee for a Plan Year if he so qualifies for any part of the Plan Year.

                  (iv) "COMPENSATION" means the Employee's Section 415 Compensation (as defined in Section 12.4(b)) but not in excess of the limit under Section 401(a)(17) of the Code, and including any amounts contributed by the Employer or an Affiliated Employer on behalf of the Employee pursuant to a salary deferral agreement or Cash Option Deferral under this Plan (or any other cash or deferred arrangement described in Section 401(k) of the
                        Code) or a salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code, or toward the purchase of an annuity described in
                        Section 403(b) of the Code.

                        Notwithstanding the foregoing, in determining the amount of Compensation to be taken into account for purposes of this Section, the Employer may limit the period used to determine an Employee's Compensation for the Plan Year to the portion of the Plan Year in which the Employee was an Eligible Employee (as defined in subparagraph
                        (iii) above), provided that this limit is applied uniformly to all Eligible Employees with respect to such Plan Year.

            (b) If more than one plan providing for a cash or deferred arrangement, or for matching contributions, or employee contributions (within the meaning of Sections 401(k) and 401(m) of the Code) is maintained by the Employer or an Affiliated Employer, then the individual ratios of any Highly Compensated Employee who participates in more than one such plan or arrangement shall, for purposes of determining the individual's Actual Contribution Percentage and Actual Deferral Percentage, be determined as if all such arrangements were a single plan or arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, plans that are mandatorily disaggregated pursuant to regulations under Section 401(k) of the Code shall not be aggregated for purposes of this paragraph but shall be treated as separate plans.

            (c) In the event that this Plan satisfies the requirements of Sections 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, and for Plan Years beginning after December 31, 1988 all such plans have the same Plan Year, then this Section shall be applied by determining the Actual Deferral Percentage and Actual Contribution Percentage of Eligible Employees as if all such plans were a single plan.

            (d)   In accordance with the nondiscrimination requirements of
                  Section 401(k) of the Code, the Committee shall establish a Compensation Deferral

                  Limit with respect to Before-Tax Contributions and the Cash Option Deferral credited to a Participant's Total Account during a Plan Year and may adjust such deferral limit (in accordance with paragraph (f)(i) below) from time to time during the Plan Year in order to satisfy one of the following tests:

                  (i) The Actual Deferral Percentage of the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by 1.25.

                  (ii) The Actual Deferral Percentage of the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Deferral Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by two, provided that the Actual Deferral Percentage for such Highly Compensated Employees is not more than two percentage points higher than the Actual Deferral Percentage for such Nonhighly Compensated Employees.

                  (iii) Amounts in excess of these limits in (d) are called
                        "Excess Contributions".

            (e)   In accordance with the nondiscrimination requirements of
                  Section 401(m) of the Code, the Committee shall establish a Contribution Percentage Limit with respect to Employer Matching Contributions credited to a Participant's Total Account, and may adjust such percentage limit (in accordance with paragraph (f)(i) below) from time to time during the Plan Year in order to satisfy one of the following tests:

                  (i) The Actual Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year multiplied by 1.25.

                  (ii) The Actual Contribution Percentage of the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Actual Contribution Percentage of the group of Eligible Employees who are Nonhighly Compensated Employees for the same Plan Year, multiplied by two, provided that the Actual Contribution Percentage for such Highly Compensated Employees is not more than two percentage points higher than the Actual Contribution Percentage for such Nonhighly Compensated Employees.

                  (iii) Amounts in excess of these limits in (e) are called
                        "Excess Aggregate Contributions".

            (f) The Committee may take the following actions to assure compliance with the nondiscrimination limitations of Section 401(k) and/or Section 401(m) of the Code:

                  (i) If the average percentages described in paragraphs (d) and/or (e) above applicable to the group of Eligible Employees who are Highly Compensated Employees are expected to exceed the maximum average percentage necessary to comply with the rules described in said paragraphs, the Committee may direct that the Actual Deferral Percentage and/or the Actual Contribution Percentage, as the case may be, for each member of such group of Highly Compensated Employees be reduced, prospectively only, beginning with the Highly Compensated Employee whose Actual Deferral Percentage or Actual Contribution Percentage, as the case may be, is the highest so that the limit is not exceeded.

                  (ii) If the average percentages described in paragraphs (d) and/or (e) above applicable to the group of Eligible Employees who are Highly Compensated Employees exceed the maximum average percentage necessary to comply with the rules described in said paragraphs, the Committee shall direct that any distribution of Excess Contributions or Excess Aggregate Contributions shall be made to Highly Compensated Employees on the basis of the amount of Before-Tax Contributions and Cash Option Deferrals in the case of percentages described in (d) and the amount of Employer Matching Contributions in the case of percentages described in (e) in accordance with the following method. The Committee shall first calculate the dollar amount of the Excess Contributions or Excess Aggregate Contributions described in paragraphs (d) and (e), respectively. The Before-Tax Contributions and Cash Option Deferral or the Employer Matching Contributions of the Highly Compensated Employee with the highest dollar amount shall be reduced to equal the dollar amount of Before-Tax Contributions or Cash Option Deferral or Employer Matching Contributions of the Highly Compensated Employee with the next highest dollar amount. This amount shall be distributed to such Highly Compensated Employee. However, if a lesser reduction when added to the total dollar amount already distributed under this step would equal the total Excess Contributions or Excess Aggregate Contributions, the lesser reduction shall be distributed. If the total amount distributed is less than the total Excess Contributions or Excess Aggregate Contributions, the above process will be repeated until the total dollar amount of Excess Contributions or Excess Aggregate Contributions, as the case may be, is distributed.

                        Once distribution of the total Excess Contributions or Excess Aggregate Contributions is made, the nondiscrimination tests of Code Sections 401(k)(3) or 401(m)(3) are deemed satisfied. In the event that any Basic Before-Tax Contributions are returned as described above, the amount of such Participant's Employer Matching Contributions attributable to the returned Basic Before-Tax Contributions shall be forfeited and used to reduce Employer Matching Contributions.

                  (iii) ALLOCATING INCOME TO EXCESS CONTRIBUTIONS. Any returned
                        Excess Contributions shall be adjusted for allocable gains or losses for the Plan Year in which such excess contributions arose by multiplying the gains or losses credited to the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferral Account for such Plan Year by a fraction, the numerator of which is the Participant's returned Excess Contributions for the Plan Year, and the denominator of which is the sum of (i) the balance in the Participant's Basic and Supplemental Before-Tax Contribution Accounts and Cash Option Deferral Account as of the beginning of the Plan Year, and (ii) the amount of Before-Tax Contributions and Cash Option Deferrals credited to the Participant's Total Account for the Plan Year.

                  (iv) ALLOCATING INCOME TO EXCESS AGGREGATE CONTRIBUTIONS. Any returned excess aggregate contributions shall be adjusted for allocable gains or losses for the Plan Year in which such excess aggregate contributions arose by multiplying the gains or losses credited to the Participant's Employer Matching Contribution Account for such Plan Year by a fraction, the numerator of which is the Participant's returned Excess Aggregate Contributions for the Plan Year, and the denominator of which is the sum of (i) the balance in the Participant's Employer Matching Contribution Account as of the beginning of the Plan Year, and (ii) the amount of Employer Matching Contributions credited to the Participant's Total Account for the Plan Year.

                        Excess Contributions and Excess Aggregate Contributions (and income allocable thereto) shall be returned, distributed, or, if applicable, forfeited, not later than the last day of the Plan Year following the close of the Plan Year in which such excess arose.

                  (g) For purposes of this Section, the "aggregate limit" for any Plan Year shall mean a percentage equal to the greater of (i) or (ii) below:

                        (i) The percentage equal to the sum of (A) and (B) below:

                              (A)   125% of the greater of:

                                    (1)   The Actual Deferral Percentage for
                                          Eligible Employees who are Nonhighly
                                          Compensated Employees for the Plan
                                          Year, or

                                    (2)   The Actual Contribution Percentage of
                                          such Eligible Employees, and

                              (B) 2% plus the lesser of (A)(1) or (A)(2) above. In no event, however, shall this percentage exceed 200% of the lesser of
                                     (A)(1) or (A)(2) above.

                        (ii) The percentage equal to the sum of (A) and (B) below:

                              (A)   125% of the lesser of:

                                    (1)   The Actual Deferral Percentage for
                                          Eligible Employees who are Nonhighly
                                          Compensated Employees for the Plan
                                          Year, or

                                    (2)   The Actual Contribution Percentage of
                                          such Eligible Employees, and

                               (B) 2% of the greater of (A)(1) or (A)(2) above. In no event, however, shall this percentage exceed 200% of the greater of (A)(1) or
                                    (A)(2) above.

                        The "aggregate limit" shall be calculated to the nearest one-hundredth of one percent (.01%).

                        The "aggregate limit" shall be applied to reduce allocations otherwise permissible for a Plan Year if after application of paragraph (f) above the sum of the average percentages described in paragraphs (d) and (e) above applicable to the group of Eligible Employees who are Highly

                        Compensated Employees exceeds the "aggregate limit" for such Plan Year.

                        The "aggregate limit" shall not apply to reduce allocations otherwise permissible for a Plan Year unless the Actual Deferral Percentage and the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for the Plan Year each exceed 125% of the corresponding percentages determined for Eligible Employees who are Nonhighly Compensated Employees for the Plan Year.

                        The reduction of the Actual Contribution Percentage and/or Actual Deferral Percentage of the group of Eligible Employees who are Highly Compensated Employees shall be applied to those Highly Compensated Employees who are eligible to make Before-Tax Contributions or Cash Option Deferrals, or are eligible to receive Employer Matching Contributions. Reductions shall be made in the manner described in paragraph (f) above to the extent necessary to comply with the aggregate limit, except that the reductions shall be applied first to reduce Actual Contribution Percentages and then, if necessary, to reduce Actual Deferral Percentages.

                  (h) The Committee shall maintain sufficient records to demonstrate that the Plan satisfies the nondiscrimination tests described in paragraphs (d), (e) and (g) above".

26. Effective January 1, 1997, Section 12.6 is amended so that the first sentence reads as follows:

            "For purposes of the Plan, the term "leased employee" means any person who would not otherwise be considered an Employee but who, pursuant to an agreement between the Employer or an Affiliated Employer and a leasing organization (within the meaning of Section 414(n)(2) of the Code) has performed services for the Employer or Affiliated Employer on a substantially full time basis for a period of at least one year, and such services are performed under the direction and control of the Employer or Affiliated Employer."

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment to be executed by its duly elected officer this 31st day of December, 1997.

                                             UST CORP.



Attest: /s/ Eric R. Fischer                      By: /s/ Linda J. Lerner
       ---------------------------                  -------------------------

                             FOURTH AMENDMENT TO THE
                         UST CORP. EMPLOYEE SAVINGS PLAN




WHEREAS, UST Corp. (the "Sponsoring Employer") maintains the UST Corp. Employee Savings Plan (the "Plan") which was amended and restated effective July 1, 1996 for the benefit of its eligible employees and their beneficiaries; and

WHEREAS, the Sponsoring Employer reserves the right to amend the Plan at any time in accordance with Section 13.1 of the Plan; and

WHEREAS, the Sponsoring Employer desires to amend the Plan to
a)       recognize a portion of the commissions earned by certain employees, and
b) enhance the employer matching contribution to be an IRS safe harbor formula;

NOW THEREFORE, the Plan is hereby amended effective January 1, 1999 in the following ways:

1. Section 1.13 is hereby amended to add the following paragraph immediately after the first paragraph thereof:

         "Notwithstanding the foregoing, in the case of an Employee who is specifically assigned to a formal commission-based incentive plan as either a
a)       Mortgage Originator,
b)       The Investment Group at USTrust sales representative, or
c)       UST Leasing Corp. sales representative,

         Compensation shall be 80% of the sum of base pay plus commissions paid to such Employee by an Employer and included in the income reported on Federal Income Tax Form W-2. "Commission-based incentive plans" are those that provide for variable payments directly related to the sale of company services and products, and provide for payment on a quarterly or more frequent basis."

2. Section 4.1 is hereby amended to change the phrase "6% of Compensation" to "5% of Compensation" throughout.

3. Section 5.2 is hereby amended so that the first paragraph reads as follows:

         "As of each Valuation Date, an Employer Matching Contribution shall be credited to the Employer Matching Contribution Account of each Participant who made Basic Before-Tax Contributions to the Trust Fund since the previous Valuation Date. The Employer Matching Contributions made on behalf of each such

         Participant shall be based upon the Participant's Basic Before-Tax Contributions and Compensation since the previous Valuation Date, and shall be equal to the sum of (a) 100% of the Participant's Basic Before-Tax Contributions which do not exceed 3% of Compensation, plus
         (b) 50% of the Participant's Basic Before-Tax Contributions which exceed 3% of Compensation."

4. Section 12.5 is amended to add the following paragraph to the beginning thereof.

         "This Section 12.5 shall only apply to the extent required by law."



IN WITNESS WHEREOF, the Sponsoring Employer has caused this Amendment to be executed by its duly elected officer this 16th day of December, 1998.


                                                UST CORP.



Attest: /s/ Kathleen Bruno                       By: /s/ Eric R. Fischer
       ---------------------------                  ---------------------------
       Kathleen Bruno                                Eric R. Fischer
                                                     Executive Vice President